File No. 033-08746

ICA No. 811-04840

As filed with the Securities and Exchange Commission on March 2, 2009

FORM N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 35	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 37	☒

(Check appropriate box or boxes)

THE TOCQUEVILLE TRUST

(Exact Name of Registrant as Specified in Charter)

40 West 57th Street, 19th Floor

New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 698-0800

Robert Kleinschmidt

President

The Tocqueville Trust

40 West 57th Street, 19th Floor

New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on ( ) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ( ) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND

THE TOCQUEVILLE SMALL CAP FUND

THE TOCQUEVILLE INTERNATIONAL VALUE FUND

THE TOCQUEVILLE GOLD FUND

PROSPECTUS

March 2, 2009

This Prospectus covers four different Funds of The Tocqueville Trust. You will find specific information in this Prospectus about each of the Funds plus general information on the Funds. You may find additional information in the Funds’ Statement of Additional Information, which is incorporated by reference into this Prospectus. Please read this Prospectus carefully before you invest or send money.

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment Advisor

Tocqueville Asset Management L.P.

40 West 57th Street, 19th Floor

New York, NY 10019

(212) 698-0800

www.tocqueville.com

Distributor

Tocqueville Securities, L.P.

40 West 57th Street, 19th Floor

New York, NY 10019

(212) 698-0800

Shareholders’ Servicing

and Transfer Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

(800) 697-3863

Custodian

U.S. Bank, N.A.

Custody Operations

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

Board of Trustees

François Sicart—Chairman

Robert W. Kleinschmidt—President

Charles W. Caulkins

James W. Gerard

William F. Indoe

Guy A. Main

William J. Nolan III

Mutual fund shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

THE TOCQUEVILLE FUND

Risk/Return Summary

Investment Objective

The Tocqueville Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Tocqueville Fund seeks to achieve its investment objective by investing primarily in common stocks of United States companies. The Tocqueville Fund may also invest in non-U.S. companies.

The investment strategy of the Tocqueville Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the investment advisor (the “Advisor”) helps the portfolio manager find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Tocqueville Fund. The Fund is subject to the following risks:

•	the stock markets may go down; and

•	a stock or stocks selected for the Fund’s portfolio may fail to perform as expected.

In addition, there are special risks associated with investing in non-U.S. securities, including:

•	the value of foreign currencies may decline relative to the US dollar;

•	a foreign government may expropriate the Fund’s assets; and

•	political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline.

1	Prospectus

Bar Chart and Performance Table

The following chart to the right and table below demonstrate the risks of investing in the Tocqueville Fund by showing changes in the Fund’s performance from year to year (on a calendar year basis) and by showing how the Fund’s average annual returns for 1 year, 5 years and 10 years ended December 31, 2008 compare with those of the S&P 500 Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future.

During this period, the best performance for a quarter was 20.71% (for the quarter ended 6/30/03). The worst performance was
-20.12% (for the quarter ended 12/31/08).

Average Annual Total Returns— For the periods ended December 31, 2008

	One Year	Five Years	Ten Years
The Tocqueville Fund
Return Before Taxes	-38.51%	0.03%	3.56%
Return After Taxes on Distributions	-38.72%	-0.69%	2.87%
Return After Taxes on Distributions and Sale of Fund Shares	-24.84%	0.24%	3.08%
S&P 500 Index*
(reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.38%
*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the S&P 500 Index. While the Fund does not seek to match the returns of the S&P 500 Index, this Index is a good indicator of general stock market performance. You may not invest directly in the S&P 500 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

•	If the Fund incurs a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

•

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

March 2, 2009	2

THE TOCQUEVILLE SMALL CAP FUND

Risk/Return Summary

Investment Objective

The Tocqueville Small Cap Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Small Cap Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in common stocks of companies located in the United States that have market capitalizations of less than $3 billion (“Small Cap Companies”). Market capitalization is measured at the time of initial purchase.

The investment strategy of the Small Cap Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Small Cap Fund. The Fund is subject to the following risks:

•	the stock markets may go down; and

•	a stock or stocks selected for the Fund’s portfolio may fail to perform as expected.

In addition, there are unique risks associated with investing in stocks of Small Cap Companies, including:

•	Small Cap Companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

•	stocks of Small Cap Companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

3	Prospectus

Bar Chart and Performance Table

The following chart to the right and table below demonstrate the risks of investing in the Small Cap Fund by showing changes from year to year (on a calendar year basis) and by showing how the Fund’s average annual returns for 1 year, 5 years and 10 years ended December 31, 2008 compare with those of the Russell 2000 Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future.

During this period, the best performance for a quarter was 38.90% (for the quarter ended 6/30/03). The worst performance was
-26.39% (for the quarter ended 12/31/08).

Average Annual Total Returns— For the periods ended December 31, 2008

	One Year	Five Years	Ten Years
The Tocqueville Small Cap Fund
Return Before Taxes	-35.75%	-8.14%	4.90%
Return After Taxes on Distributions	-35.89%	-8.92%	3.14%
Return After Taxes on Distributions and Sale of Fund Shares	-23.09%	-6.40%	4.05%
Russell 2000 Index*
(reflects no deduction for fees, expenses or taxes)	-33.79%	-0.93%	3.02%
*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the Russell 2000 Index. While the Fund does not seek to match the returns of the Russell 2000 Index, this Index is a good indicator of small company stock market performance. You may not invest directly in the Russell 2000 Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

•	If the Fund incurs a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

•

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

March 2, 2009	4

THE TOCQUEVILLE INTERNATIONAL VALUE FUND

Risk/Return Summary

Investment Objective

The Tocqueville International Value Fund’s investment objective is long-term capital appreciation consistent with preservation of capital.

Principal Investment Strategies

The International Value Fund seeks to achieve its investment objective by investing primarily in non-U.S. companies. Under normal circumstances, the Fund will invest at least 65% of its total assets in stocks of companies located in at least three different countries, which may include developed and emerging market countries.

The investment strategy of the International Value Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. The portfolio managers consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio managers will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio managers believe that they have a limited risk of further decline. The portfolio managers will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the International Value Fund. The Fund is subject to the following risks:

•	the stock markets may go down; and

•	a stock or stocks selected for the Fund’s portfolio may fail to perform as expected.

In addition, there are special risks associated with investing in non-U.S. securities, including:

•	the value of foreign currencies may decline relative to the US dollar;

•	a foreign government may expropriate the Fund’s assets; and

•	political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline.

The Fund also may be subject to risks particular to its investments in Small Cap Companies and companies having market values between $3 billion and $5 billion (“Mid Cap Companies”), including:

•	Small and Mid Cap Companies rely on limited product lines, financial resources and business activities that may make them more susceptible than larger companies to setbacks or downturns; and

•	Small and Mid Cap Companies are less liquid and more thinly traded which make them more volatile than stocks of larger companies.

5	Prospectus

Bar Chart and Performance Table

The following chart to the right and table below demonstrate the risks of investing in the International Value Fund by showing changes in the Fund’s performance from year to year (on a calendar year basis) and by showing how the Fund’s average annual returns for 1 year, 5 years and 10 years ended December 31, 2008 compare with those of the Morgan Stanley EAFE Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future.

During this period, the best performance for a quarter was 33.63% (for the quarter ended 12/31/98). The worst performance was
-15.16% (for the quarter ended 12/31/08).

Average Annual Total Returns— For the periods ended December 31, 2008

	One Year	Five Years	Ten Years
The Tocqueville International Value Fund
Return Before Taxes	-34.86%	2.64%	5.37%
Return After Taxes on Distributions	-35.36%	1.41%	4.42%
Return After Taxes on Distributions and Sale of Fund Shares	-21.34%	2.95%	4.89%
Morgan Stanley EAFE Index*
(reflects no deduction for fees, expenses or taxes)	-43.06%	2.10%	1.18%
*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the Morgan Stanley EAFE Index. While the Fund does not seek to match the returns of the Morgan Stanley EAFE Index, this Index is a good indicator of stock market performance in developed countries outside of North America. You may not invest directly in the Morgan Stanley EAFE Index and, unlike the Fund, it does not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the above table, the total returns would be less than those shown.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

•

If the return after taxes on distributions generates a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

•

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

March 2, 2009	6

THE TOCQUEVILLE GOLD FUND

Risk/Return Summary

Investment Objective

The Tocqueville Gold Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

The Gold Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold (“Gold Related Securities”). The Fund may also invest in other precious metals (“Other Precious Metals”). However no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals.

The investment strategy of the Gold Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio manager find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio manager to buy them at what the portfolio manager believes to be attractive prices.

Value oriented means that the portfolio manager seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio manager’s judgments will be based on a comparison of a company’s stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value. In general, the portfolio manager seeks companies that are characterized by strong management, business franchise, competitive position and financial structure, a clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio manager seeks investment opportunities in stocks and sectors that are out of favor with investors. The portfolio manager considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio manager acquires his investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio manager then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the portfolio manager may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The portfolio manager will purchase stocks for the Fund’s portfolio when they meet the above criteria and when the portfolio manager believes that they have a limited risk of further decline. The portfolio manager will sell stocks when they are no longer considered to be good values.

Principal Risks

You may lose money by investing in the Gold Fund. The Fund is subject to the following risks:

•	the stock markets may go down; and
•	a stock or stocks selected for the Fund’s portfolio may fail to perform as expected.

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including:

•	the price of gold or other precious metals may be subject to wide fluctuation;
•	the market for gold or other precious metals is relatively limited;
•	the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and
•	the market for gold and other precious metals is unregulated.

In addition, there are special risks associated with investing in non-U.S. securities, including:

•	the value of foreign currencies may decline relative to the US dollar;
•	a foreign government may expropriate the Fund’s assets; and
•	political, social or economic instability in a foreign country in which the Fund invests may cause the value of the Fund’s investments to decline.

The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

The Gold Fund is a non-diversified fund and therefore, compared to a diversified mutual fund, this Fund is able to invest a greater portion of its assets in any one particular issuer. The risk of investing in a non-diversified fund is that the fund may be more sensitive to changes in the market value of a single issuer. Investors should consider this greater risk versus the safety that comes with a more diversified portfolio.

7	Prospectus

Bar Chart and Performance Table

The following chart and to the right table below demonstrate the risks of investing in the Gold Fund by showing changes in the Fund’s performance from year to year (on a calendar year basis) and by showing how the Fund’s average annual returns for 1 year, 5 years and 10 years ended December 31, 2008 compare with those of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. Please note that the Fund’s performance (before and after taxes) is not an indication of how the Fund will perform in the future.

During this period, the best performance for a quarter was 45.91% (for the quarter ended 3/31/02). The worst performance was
-30.86% (for the quarter ended 9/30/08).

Average Annual Total Returns— For the periods ended December 31, 2008

	One Year	Five Years	Ten Years
The Tocqueville Gold Fund
Return Before Taxes	-34.94%	4.52%	16.60%
Return After Taxes on Distributions	-35.22%	3.25%	15.73%
Return After Taxes on Distributions and Sale of Fund Shares	-22.35%	4.03%	15.13%
S&P 500 Index*
(reflects no deductions for fees, expenses and taxes)	-37.00%	-2.19%	-1.38%
Philadelphia Stock Exchange Gold/Silver Index*
(reflects no deductions for fees, expenses or taxes)	-27.73%	3.79%	8.23%
*	Average annual total return is a measure of the Fund’s performance over time. The Fund’s average annual return is compared with the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index. While the Fund does not seek to match the returns of the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index, these Indices are good indicators of general stock market performance and the performance of the common stock of companies in the gold and silver mining industry, respectively. You may not invest directly in the S&P 500 Index and the Philadelphia Stock Exchange Gold/Silver Index and, unlike the Fund, they do not incur fees and expenses.

Effective February 1, 2000, the Fund eliminated its sales load. Had it been included in the table, the total returns would be less than those shown.

•	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

•	If the Fund incurs a loss, which generates a tax benefit if you sell your shares, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

•

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

March 2, 2009	8

FEE TABLE

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

	Tocqueville Fund(1)	Small Cap Fund	International Value Fund	Gold Fund
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None	None
Redemption Fee (as a % of amount redeemed if applicable)	2.00%*	2.00%*	2.00%*	2.00%*
Exchange Fee	None **	None **	None **	None **
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
(as a % of average net assets)
Advisory Fee	0.75%	0.75%	1.00%	0.87%
Rule 12b-1 Fee	0.25%	0.25%	0.25%	0.25%
Other Expenses***	0.30%	0.35%	0.31%	0.32%

Total Annual Fund Operating Expenses***	1.30%	1.35%	1.56%	1.44%

(1)

With respect to the Tocqueville Fund, the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. The Expense Limitation Agreement will remain in effect until October 31, 2009.

*	A redemption fee is imposed on redemptions of shares held 120 days or less. Please see “How to Redeem Shares” in the section entitled “Shareholder Information” for more information concerning the redemption fee. The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.
**	The Advisor currently pays on behalf of shareholders a $5 fee to the Transfer Agent for each telephone exchange.
***	With respect to the Tocqueville Fund and the Tocqueville Gold Fund, please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to average net assets found within the “Financial Highlights” section of this prospectus, which reflects the operating expenses of each Fund, net of any contractual waivers, if applicable, but does not include acquired fund fees and expenses. Acquired fund fees and expenses are indirect fees that funds incur from investing in the shares of other funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund fees and expenses are reflected in the Acquired Fund’s net asset value. Without Acquired Fund fees and expenses included as part of the Tocqueville Fund’s and the Tocqueville Gold Fund’s “Other Expenses”, their Total Annual Fund Operating Expenses would have been 1.29% and 1.43%, respectively.

Example:

This example is to help you compare the cost of investing in the Tocqueville Funds with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated;

•	you redeem all of your shares at the end of the time period indicated;

•	your investment has a 5% return each year; and

•	the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tocqueville Fund*	$128	$408	$709	$1,564
Small Cap Fund	$137	$427	$739	$1,623
International Value Fund	$159	$492	$849	$1,853
Gold Fund	$147	$456	$787	$1,724

*	The operating expenses for the Tocqueville Fund do not reflect the contractual fee waiver referenced in footnote (1) to the Fee Table. If this waiver was reflected, your costs would be lower.

9	Prospectus

Who may want to invest in the Funds?

•	investors who want a diversified portfolio

•	long-term investors with a particular goal, such as saving for retirement

•	investors who want potential growth over time

•	investors who can tolerate short-term fluctuations in net asset value (“NAV”) per share

Who may want to invest in:

The Tocqueville Fund? Investors who are willing to assume market risk of United States securities in the short-term for potentially higher gains in the long-term.

The Small Cap Fund? Investors who are comfortable with assuming the added risks associated with small cap stocks in return for the possibility of long-term rewards.

The International Value Fund? Investors who want to gain exposure to a broader set of investment opportunities by investing in non-U.S. companies and who are willing to accept the additional risks that may be associated with investment in non-U.S. securities.

The Gold Fund? Investors who want to diversify their portfolio or investors who want an investment that may provide protection against inflation or currency devaluation and are willing to accept the additional risks associated with investment in gold and gold related securities.

The Funds may not be appropriate for investors who:

•	are not willing to take any risk that they may lose money on their investment

•	primarily want stability of their investment principal

•	primarily want to invest in a particular sector (with the exception of the Gold Fund) or in particular industries, countries or regions

•	require current income

Keep in mind that mutual fund shares:

•	are not deposits of any bank

•	are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency

•	are subject to investment risks, including the possibility that you could lose money.

March 2, 2009	10

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objectives

Long-term capital appreciation is the investment objective of the Tocqueville Fund, the Small Cap Fund and the Gold Fund. The investment objective of the International Value Fund is long-term capital appreciation consistent with preservation of capital.

The Funds’ investment objectives are fundamental and cannot be changed without a shareholder vote. The Funds’ investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment, unless otherwise provided in the Prospectus or Statement of Additional Information. Changes in the market value of securities in a Fund’s portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

Investment Strategies

General

The investment strategy of the Tocqueville Fund, the Small Cap Fund, the International Value Fund and the Gold Fund is value oriented and contrarian.

The Funds seek companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research based value orientation of the Advisor helps the portfolio managers find companies which have good businesses; the Advisor’s contrarian orientation enables the portfolio managers to buy them at what the portfolio managers believe to be attractive prices.

Value oriented means that the portfolio managers seek to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the portfolio managers’ judgments will be based on a comparison of a company’s stock market value with various financing parameters, including, historical and projected cash flow, book earnings, and net asset value. In general, the portfolio managers seek companies that are characterized by strong management, business franchise, competitive position and financial structure, clear strategy, free cash flow, large insider ownership, and shareholder oriented policies, among other things.

Contrarian means that the portfolio managers seek investment opportunities in stocks and sectors that are out of favor with investors. We consider a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the portfolio managers acquire their investment ideas by identifying companies whose stock prices are down, or have lagged the market. The portfolio managers then analyze the quality of their business franchise and long-term fundamentals and make a judgment regarding their intrinsic value. Alternatively, the portfolio managers may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The Funds

The Tocqueville Fund will seek to achieve its investment objective by investing primarily in common stocks of United States companies.

While the Tocqueville Fund will primarily invest in common stocks of United States companies, the Fund may also invest:

•

up to 25% of its total assets in common stocks of foreign companies located outside the United States, which may include developed and emerging market countries, in common stocks of foreign companies traded in the United States or in American Depository Receipts (ADRs);

•	up to 10% of its total assets in gold bullion from U.S. institutions;

•	in repurchase agreements, which are fully collateralized by U.S. government securities, including securities of U.S. government agencies, or other collateral that the Advisor deems appropriate;

•	up to 5% of its total assets in debt instruments convertible into common stock; and

•	in warrants issued by U.S. and foreign issuers.

The Small Cap Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in common stocks of companies located in the United States that are Small Cap Companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.

The Small Cap Fund may also invest:

•	up to 20% of its total assets in common stock of Small Cap Companies located in developed countries in Europe and Asia;

11	Prospectus

•	up to 20% of its total assets in common stock of foreign companies traded in the United States or in American Depository Receipts (ADRs);

•	in repurchase agreements which are fully collateralized by U.S. government securities, including securities of U.S. government agencies, or other collateral that the Advisor deems appropriate;

•	up to 10% of its total assets in investment grade debt securities convertible into common stock; and

•	in warrants of U.S. and foreign issuers.

The International Value Fund invests primarily in common stocks of non-U.S. companies. Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks of companies located in at least three different countries outside the United States, which may include developed and emerging market countries. The Fund may also invest up to 20% of its assets in common stocks of companies located in the United States.

When selecting stocks, in addition to the factors discussed above, the Advisor may take into account macroeconomic conditions, government policies influencing business, political conditions and the outlook for currency relationships.

The International Value Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts, and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

The International Value Fund may invest without limit in companies located in emerging market countries, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend, under normal circumstances, to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include any country in the world except the United States, Australia, Canada, Japan, New Zealand, and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

The Gold Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in gold and securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”). The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund may also invest in other precious metals and securities of companies that are engaged in mining or processing other precious metals (“other precious metal securities”). However, no more than 20% of the Fund’s total assets may be invested directly in gold bullion and other precious metals. The Fund’s investments may include foreign securities and small capitalization issuers.

The Gold Fund will invest primarily in common stock, investment grade debt convertible into common stock, depository receipts and warrants. However, the Fund may also invest in preferred stock and investment grade debt securities if the Advisor believes that they will provide greater potential for capital appreciation than investment in the above-listed securities.

Diversification Status

The Tocqueville Fund, the Small Cap Fund and the International Value Fund are classified as diversified investment companies. As diversified investment companies, 75% of the assets of each Fund are subject to the following limitations: (i) no more than 5% of each Fund’s total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) each Fund may not own more than 10% of the outstanding voting securities of any one issuer. The classification of these Funds as diversified is a fundamental policy of each Fund and can only be changed upon approval of the vote of a majority of the outstanding shares of each Fund. The Gold Fund is classified as a non-diversified investment company and is not subject to these percentage restrictions. The Gold Fund’s classification as a non-diversified investment company is a non-fundamental policy and may be changed by the Board of Trustees without obtaining shareholder approval.

Borrowing

Each Fund may borrow up to 10% of the value of its total assets from banks at prevailing interest rates for extraordinary or emergency purposes. A Fund may not purchase additional securities when borrowings exceed 5%.

Temporary Investments

When current market, economic, or political conditions are unsuitable for a Fund’s investment objective, or in other appropriate circumstances, each Fund may temporarily invest up to 100% of its assets in cash, cash equivalents or high quality short-term money market instruments. The

March 2, 2009	12

result of employing this type of temporary defensive strategy is that a Fund may not achieve its investment objective.

Additional Investment Techniques

In addition to the techniques described above, each Fund may employ investment techniques that are not principal investment strategies of the Fund. Each Fund may enter into repurchase agreements, invest in illiquid and restricted securities and invest in other investment companies. The Tocqueville Fund, the Small Cap Fund and the Gold Fund may sell securities short “against the box.” The International Value Fund and the Gold Fund may invest in futures and options on securities, indices and currencies and use such securities to hedge risk. Each of these investment techniques is subject to certain limitations and restrictions and involves additional risks which are described in more detail in the Statement of Additional Information.

RISKS OF INVESTING IN THE FUNDS

As with all mutual funds, investing in the Funds involves certain risks. There is no guarantee that a Fund will meet its investment objective or that a Fund will perform as it has in the past. You may lose money if you invest in one of the Funds.

Some of the investment techniques used involve greater amounts of risk. These investment techniques are discussed in detail in the Statement of Additional Information. The Funds are also subject to certain limitations and restrictions, which are described in the Statement of Additional Information.

You should consider the risks described below before you decide to invest in any of the Funds.

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds:

Market Risk is the risk that the market value of a security a Fund holds will fluctuate, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk may affect an individual security, a particular sector or the entire market.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of the Funds.

Manager Risk is the risk that a Fund’s portfolio manager may use an investment strategy that does not achieve the Fund’s objective or may fail to execute a Fund’s investment strategy effectively.

Portfolio Turnover Risk. Active trading by a Fund will result in higher Fund expenses and may also result in an increase in a Fund’s distributions of taxable income.

Risks of Investing in Foreign Securities

Each Fund may invest a portion of its assets in foreign securities and may directly hold foreign currencies and purchase and sell foreign currencies. The following risks are common to mutual funds that invest in foreign securities and hold foreign currencies:

Legal and Regulatory Risk is the risk that the laws and regulations of foreign countries may provide investors with less protection or may be less favorable to investors than the U.S. legal system. For example, there may be less publicly available information about a foreign company than there would be about a U.S. company. The auditing and reporting requirements that apply to foreign companies may be less stringent than U.S. requirements. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

Currency Risk is the risk that the Net Asset Value of a Fund will be adversely affected by the devaluation of foreign currencies or by a change in the exchange rate between the U.S. dollar and the currencies in which a Fund’s stocks are denominated. The Funds may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

Liquidity Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

Expropriation Risk. Foreign governments may expropriate a Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of a

13	Prospectus

Fund to pursue and collect a legal judgment against a foreign government.

Political Risk. Political or social instability or revolution in certain countries in which a Fund invests, in particular, emerging market countries, may result in the loss of some or all of the Fund’s investment in these countries.

Risks of Investing in Debt Securities

Each Fund may invest a portion of its assets in debt securities. The following risks are common to mutual funds that invest in debt securities:

Interest Rate Risk is the risk that an increase in interest rates will cause the value of a debt security to decline. In general, debt securities with longer maturities are more sensitive to changes in interest rates.

Credit (or default) Risk is the risk that the issuer of a debt security may be unable to make timely payments of principal or interest, or may default on the debt.

Inflation Risk is the risk that inflation will erode the purchasing power of the cash flows generated by debt securities held by a Fund. Fixed-rate debt securities are more susceptible to this risk than floating rate debt securities.

Reinvestment Risk is the risk that when interest income is reinvested, interest rates will have declined so that income must be reinvested at a lower interest rate. Generally, interest rate risk and reinvestment risk have offsetting effects.

Risks of Investing in Restricted Securities

Each Fund may invest in restricted securities, although the Funds, with the exception of the Gold Fund, do not intend to invest more than 5% of their assets in such securities. Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that a Fund buys directly from the issuer. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss.

Risks of Investing in a Non-Diversified Fund (applicable only to the Gold Fund)

As a non-diversified fund, the Gold Fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the net asset value of a non-diversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of the Fund.

Disclosure of Portfolio Holdings

Each Fund discloses its calendar quarter-end portfolio holdings on the Funds’ website, http://www.tocquevillefunds.com, no earlier than 15 calendar days after the end of each quarter. Each Fund also discloses its top ten holdings on its website no earlier than 15 calendar days after the end of each month. The top ten and quarter-end portfolio schedules will remain available on the Funds’ website at least until it is updated for the next month or quarter, respectively, or until the Funds file with the Securities and Exchange Commission their semi-annual or annual shareholder reports or Form N-Q that includes such period. The most recent portfolio schedules are available on the Funds’ website, as noted above, or by calling toll free at (800) 697-3863. Each Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

Investment Advisor

Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor (the “Advisor”) to each Fund under separate investment advisory agreements which provide that the Advisor identify and analyze possible investments for each Fund, and determine the amount, timing, and form of those investments. The Advisor has the responsibility of monitoring and reviewing each Fund’s portfolio, on a regular basis, and recommending when to sell the investments. All purchases and sales by the Advisor of securities in each Fund’s portfolio are subject at all times to the policies set forth by the Board of Trustees. The Advisor has been in the asset management business since 1990 and as of January 31, 2009, had more than $5.12 billion in assets under management.

March 2, 2009	14

For the performance of its services under the investment advisory agreements, the Advisor receives a fee from each Fund, calculated daily and payable monthly, at an annual rate of: (1) for the Tocqueville Fund, 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) for the Small Cap Fund, 0.75% on the first $500 million of the average daily net assets of the Small Cap Fund, and 0.65% of the average daily net assets in excess of $500 million; (3) for the International Value Fund, 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; and (4) for the Gold Fund, 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. In addition, with respect to the Tocqueville Fund, the Advisor has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that the Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. This Expense Limitation Agreement will remain in effect until October 31, 2009. For the fiscal year ended October 31, 2008, the Funds paid the Advisor advisory fees equal to: .75% for the Tocqueville Fund, .75% for the Small Cap Fund, 1.00% for the International Value Fund and .87% for the Gold Fund.

The Funds’ annual report to shareholders for the period ended October 31, 2008 contained a discussion of the basis of the Board of Trustees’ determination regarding whether to continue the investment advisory agreements as described above. The Funds’ annual report is available on the Funds’ website at http://www.tocquevillefunds.com.

Portfolio Management

The following individuals serve as portfolio managers for the Funds and are primarily responsible for the day-to-day management of the Funds’ portfolios. The SAI has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in their respective Fund.

Francois Sicart is the co-portfolio manager of the International Value Fund. Mr. Sicart, the Founder, Chairman and a director of Tocqueville Management Corporation, the general partner of the Advisor, has been a portfolio manager of the Tocqueville International Value Fund since its inception in 1994. Prior to forming the Advisor, and for the 18 year period from 1969 to 1986, he held various senior positions within Tucker Anthony, Incorporated, where he managed private accounts. Mr. Sicart is an MBA graduate of the Ecole des Hautes Estudes Commerciales, France.

Robert W. Kleinschmidt has been the portfolio manager of the Tocqueville Fund since 1992. Mr. Kleinschmidt is the President, Chief Investment Officer and a director of Tocqueville Management Corporation. He previously held executive positions at the investment management firm David J. Greene & Co. Mr. Kleinschmidt has a BBA in accounting from the University of Wisconsin and an MA in economics from the University of Massachusetts.

James E. Hunt is the co-portfolio manager of the International Value Fund. Mr. Hunt has been Director of Research and a portfolio manager with the Advisor since 2000 and has co-managed the International Value Fund since 2001. Additionally, Mr. Hunt serves as Director of Tocqueville Management Corporation. Prior to joining the Advisor, Mr. Hunt was President of Hunt Asset Management from 1998 to 2000, Executive Vice President with Warburg Dillon Read from 1997 to 1998, Vice President and Associate with Lehman Brothers from 1989 to 1997 and Equity Analyst with Delafield Asset Management from 1984 to 1987. Mr. Hunt holds an MBA from Yale University and a BA from Brown University.

P. Drew Rankin has been the co-portfolio manager of the Small Cap Fund since January 2008. Mr. Rankin also serves as a Senior Managing Director of the Advisor and is a member of the Advisor’s Investment Committee. Additionally, Mr. Rankin serves as Director of Tocqueville Management Corporation. Before joining the Advisor in 1994, and for the eight year period from 1986 to 1994, Mr. Rankin founded and served as Chief Investment Officer of the Personal Business Management Group. For the three year period from 1982 to 1985, Mr. Rankin served as value manager and healthcare analyst at Columbia University Endowment Fund. Prior to that, and for the ten year period from 1972 to 1982, Mr. Rankin held various positions at Irving Trust Company, including senior manager of Trust Investments and healthcare analyst. Mr. Rankin holds an MBA from New York University and a BA from Pennsylvania State University.

Doug Adams has been the co-portfolio manager of the Small Cap Fund since January 2008. Mr. Adams also serves as a Managing Director of the Advisor. Before joining the Advisor in 2004, and for the eight year period from 1997 to 2004, Mr. Adams held various positions at Davenport & Company including director of national research, healthcare analyst and member of the Davenport Investment Policy Committee. Mr. Adams holds a BA degree in Economics from Washington and Lee University.

Allen Huang has been the co-portfolio manager of the Small Cap Fund since January 2008. Mr. Huang also serves as a Senior Equity Analyst of the Advisor. Before joining the Advisor in 2001, and for the three year period from 1998 to 2001, Mr. Huang held various positions at Lotus Pacific, Inc. including corporate controller and analyst. Mr.

15	Prospectus

Huang holds an MBA from Brigham Young University and a BA from Denison University. In addition, Mr. Huang is a CFA charter holder.

John Hathaway has been the portfolio manager of the Gold Fund since 1997. Mr. Hathaway also serves as a Senior Managing Director of the Advisor. Additionally, Mr. Hathaway serves as Director of Tocqueville Management Corporation. Mr. Hathaway was a portfolio manager with Hudson Capital Advisors from 1986 through 1989, and the President, Chief Investment Officer and portfolio manager with Oak Hill Advisors from 1989 through 1996. Mr. Hathaway has been a portfolio manager with the Advisor since 1997. He received his MBA from the University of Virginia and his BA from Harvard University.

HOW THE FUNDS VALUE SHARES

The NAV, multiplied by the number of fund shares you own, gives you the value of your investment.

Each Fund’s share price, called its NAV, is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally at 4:00 p.m. Eastern Time) on each day that the NYSE is open for business (a “Fund Business Day”). It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share is determined by dividing the market value of a Fund’s investments plus any cash or other assets less all liabilities by the number of Fund shares outstanding. The Fund will process any shares that you purchase, redeem or exchange at the next share price calculated after it receives your investment instructions. Purchase orders received by the close of regular trading on the NYSE are priced according to the NAV per share next determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced according to the NAV per share next determined on the following day.

Fund securities that are listed primarily on foreign exchanges may trade on weekends or on other days on which the Funds do not price their shares. In this case, the NAV of such Fund’s shares may change on days when you are not able to purchase or redeem your shares.

The Funds generally value short-term fixed income and money market securities with remaining maturities of 60 days or less at amortized cost. Securities for which market quotations are readily available are valued at their current market value, as determined by such quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies and procedures established by the Board of Trustees. In determining fair value, a Fund will seek to assign a value to the security which it believes represents the amount that the Fund could reasonably expect to receive upon its current sale. With respect to securities that are actively traded on U.S. exchanges, the Funds expect that market quotations will generally be available and that fair value might be used only in limited circumstances, such as when trading for a security is halted during the trading day. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of close of the relevant foreign market and the close of the NYSE. Fair value pricing may also be used to value restricted securities held by the Funds or securities with little or no trading activity for extended periods of time. Fair value pricing involves judgments that are inherently subjective and inexact and it is not possible to determine with certainty when, and to what extent, an event will affect a market price. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

The value of any shares of open-end funds held by a Fund, will be calculated using the NAV of such funds. The prospectuses for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

You can obtain the NAV of the Funds by calling 1-800-697-3863, or by visiting the Funds’ website at www.tocquevillefunds.com

March 2, 2009	16

Investment Minimums

Minimum Initial Investment

Regular (non-retirement)	$1,000	*
Retirement Account	$250

*	The $1,000 minimum investment may be allocated among the Funds provided that you invest at least $250 in each Fund you wish to invest in.

Minimum Subsequent Investment	$100

We may reduce or waive the minimum investment requirements in some cases.

Distribution Plans

Each Fund has adopted a distribution and service plan (each a “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plans, each Fund will pay Rule 12b-1 distribution and service fees of .25% per annum of its average daily net assets. The fees are used to pay for distribution activities and for providing shareholders with personal services and maintaining shareholder accounts. These fees are paid out of the Fund’s assets on an on-going basis and, therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Tocqueville Securities, L.P. (the “Distributor”) or an affiliate may, from time to time, at its expense and out of its own resources, (a source of which may be the 12b-1 fees paid by the Funds under the Plan), make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase a Fund’s shares or the amount a Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to the Funds or their shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of the Funds to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate. Additional information regarding these payments can be found in the Funds’ Statement of Additional Information.

SHAREHOLDER INFORMATION

How to Purchase Shares of the Funds

You may purchase shares of the Funds through:

•	The Funds’ distributor, Tocqueville Securities, L.P.

•	Authorized securities dealers

•	The Funds’ transfer agent, U.S. Bancorp Fund Services, LLC

Methods of Payment:

By Check: All checks must be drawn on U.S. banks and payable in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, travelers checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. The Funds may refuse to accept certain other forms of payment at their discretion. Note that there is a $25 fee for any returned checks. To purchase by check, you should:

•	Complete and sign the account application

•	Write a check payable to The Tocqueville Trust—[name of fund]

•	Send your account application and check or exchange request to one of the following addresses:

Regular Mail:

•	The Tocqueville Trust—[name of Fund]

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Mail or Express:

•	The Tocqueville Trust—[name of Fund]

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Mutual Fund Services, 3rd Floor

Milwaukee, WI 53202-5207

17	Prospectus

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent of the Funds.

By Wire: To purchase by wire, the Transfer Agent must have received a completed account application before your wire is sent. A purchase order will not be accepted until the Fund has received the completed application and any requested documentation in proper form. Wired funds must be received by the close of regular trading on the NYSE to be eligible for same day pricing. Call the Transfer Agent at 1-800-697-3863 between 9:00 a.m. and 6:00 p.m. Eastern Time on any day the New York Stock Exchange is open for business to advise of your intent to wire. This will ensure proper credit. Instruct your bank to wire funds to:

U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA # 075-000022	Credit: U.S. Bancorp Fund Services, LLC Account #: 112952137 Further credit: The Tocqueville Trust— [name of fund] Shareholder name and account number:

By Internet: Log onto www.tocquevillefunds.com, print and complete the application and send it along with a check payable to The Tocqueville Trust—[name of fund]. Please mail your application and your check via regular, overnight or express mail to the addresses listed under Methods of Payment—By Check.

After your account is established, you may set a User ID and Password by logging onto www.tocquevillefunds.com. This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the Automated Clearing House (ACH) network. Please make sure that your fund account is set up with bank account instructions and that your bank is an ACH member. You must provide a voided check with which to establish your bank account instructions in order to complete internet transactions.

By Telephone: To purchase additional shares by telephone, the Transfer Agent must have received a completed account application where you have elected to purchase additional shares via telephone. You may purchase additional shares by calling 1-800-697-3863. Telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. Each purchase must be $100 or more. You must have banking information established on your account prior to making a purchase. The Fund will process your purchase order for same day pricing if received by the close of regular trading on the NYSE.

By Automatic Investment Plan: With a pre-authorized investment plan, your personal bank account is automatically debited at regular intervals to purchase shares of a Fund. The minimum is $100 per transaction. To establish an Automatic Investment Account complete and sign the appropriate section of the Purchase Application and send it to the Transfer Agent. In order to participate in the Automatic Investment Plan, your bank must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent at least 5 days prior to the effective date.

The Funds reserve the right to refuse any purchase or exchange order. In addition, the Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

How to Redeem Shares

You may redeem shares by mail, telephone, or internet. Payment for shares redeemed will typically be sent on the following business day, but no later than the seventh calendar day after receipt of the redemption request provided the request is in “good order.” A redemption request is in “good order” if it complies with the following:

•	if you have not elected to permit telephone redemptions, your request must be in writing and sent to the Transfer Agent as described below;

•

if share certificates have been issued, you must endorse the certificates and include them with the redemption request. All signatures on the redemption request and endorsed certificates must be guaranteed

March 2, 2009	18

by a commercial bank which is a member of the FDIC, a trust company, or a member firm of a national securities exchange; and

•	your request must include any additional legal documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations.

If you purchased your shares by check, the payment of your redemption proceeds may be delayed for up to 15 calendar days or until the check clears, whichever occurs first. You may have a check sent to the address of record, proceeds may be wired to your bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by you, but you do not incur any charge when proceeds are sent via the ACH.

In accordance with the Trust’s frequent trading policies and procedures (see below under “Frequent Trading”), each Fund assesses a 2.00% redemption fee on redemptions of shares held 120 days or less. Redemptions to which the fee applies include redemptions of shares resulting from an exchange made pursuant to the Exchange Privilege. The redemption fee will not apply to redemptions of shares where (i) the redemption (including a redemption resulting from an exchange) is made from an employer sponsored retirement plan subject to the Employee Retirement Income Security Act that offers the Fund as an investment vehicle, (ii) the shares were purchased through certain intermediaries that charge an overall fee on client accounts that hold such shares through fee based programs (wrap accounts), (iii) the shares were purchased through the reinvestment of dividends or other distributions, (iv) the redemption results from a shareholder’s death or disability, provided, however, that the Fund or its agents receives notification at the time of the redemption that the shareholder is entitled to such waiver (and any requested documentation confirming such entitlement), (v) the shares are redeemed pursuant to the Systematic Withdrawal Plan, (vi) the shares redeemed were purchased as part of an Automatic Investment Plan and (vii) a redemption is initiated by the Fund. In addition, the Trust may waive the redemption fee when the Advisor determines that the imposition of the redemption fee is not necessary to protect a Fund from the effects of redemptions by investors who use the Fund as a short-term trading vehicle.

The Trust will use the first-in, first out (FIFO) method to determine the 120 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is 120 days or less, the redemption fee will be assessed. In determining “120 days” the first day after a purchase of shares will be day one of the holding period for such shares. Thus, shares purchased on March 31, 2009, for example, will be subject to the fee if they are redeemed on or prior to July 29, 2009. If they are redeemed on or after July 30, 2009, the shares will not be subject to the redemption fee.

Shareholders who have a Retirement Account must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding. For additional information regarding Retirement Account redemptions, please call the Transfer Agent at 1-800-697-3863.

The Transfer Agent charges a $15 service fee for each payment of redemption proceeds made by wire.

By Mail: To redeem by mail, please:

•	Provide your name and account number;

•	Specify the number of shares or dollar amount and the Fund name;

•	Sign the redemption request (the signature must be the same as the one on your account application);

•	Make sure all parties that are required by the account registration sign the request; and

•	Send your request to the appropriate address above under purchasing by mail.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address request was received by the Transfer Agent within the last 15 days;

•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and/or the Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation. Some of the places where a signature guarantee may be obtained include domestic banks, broker-dealers or credit unions. A notorized signature is not acceptable.

19	Prospectus

By Telephone: You may redeem your shares of a Fund in any amount up to $50,000 by telephone if you authorized telephone redemption on your account application, or if you provided a written request for telephone redemption. A signature guarantee may be required to add this service. To redeem by telephone, call the Transfer Agent at 1-800-697-3863 and provide your name and account number, amount of redemption and name of the Fund. Once a telephone transaction has been placed, it cannot be canceled or modified. For your protection against fraudulent telephone transactions, the Funds will use reasonable procedures to verify your identity including requiring you to provide your account number and recording telephone redemption transactions. As long as these procedures were followed, the Funds will not be liable for any loss or cost to you if they act on instructions to redeem your account that are reasonably believed to be authorized by you. You will be notified if a telephone redemption or exchange is refused. Telephone exchanges or redemptions may be difficult during periods of extreme market or economic conditions. If this is the case, please send your exchange or redemption request by mail or overnight courier. Redemption requests exceeding $50,000 must be made in writing (see “By mail” above).

By Internet: If you are set up to perform Internet transactions (either through your account application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Funds’ website at www.tocquevillefunds.com. You must redeem at least $100 for each Internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing (see “By mail” above). A signature guarantee is required of all shareholders in order to change Internet redemption privileges.

Investments Through Securities Dealers. Securities dealers may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield to investors who invest through securities dealers may be less than an investor would receive by investing in the Funds directly. Securities dealers may also set deadlines for receipt of orders that are earlier than the order deadline of the Fund due to processing or other reasons. An investor purchasing through securities dealers should read this Prospectus in conjunction with the materials provided by the securities dealers describing the procedures under which Fund shares may be purchased and redeemed through the securities dealers. For any questions concerning the purchase or redemption of Fund shares through a securities dealer, please call your securities dealer or the Fund (toll free) at (800) 697-3863.

Certain qualified securities dealers may transmit an investor’s purchase or redemption order to the Fund’s transfer agent after the close of regular trading on the NYSE on a Fund Business Day, on the day the order is received from the investor, as long as the investor has placed his order with the securities dealer by the close of regular trading on the NYSE on that day. The investor will then receive the net asset value of the Fund’s shares determined by the close of regular trading on the NYSE, on the day he placed his order with the qualified securities dealer. Orders received after such time will not result in execution until the following Fund Business Day. Securities dealers are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Frequent Trading

The Tocqueville Trust discourages short-term or excessive trading (“frequent trading”) of its Funds’ shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund’s portfolio securities and the reflection of that change in the fund’s share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund’s portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a Fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

In addition, to the extent a Fund invests in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of the foreign security takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the

March 2, 2009	20

market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, market timers who attempt this type of price arbitrage may dilute the value of a Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, the Trust has procedures designed to adjust closing market prices of foreign securities before a Fund calculates its NAV when it believes such an event has occurred. Prices are adjusted to reflect what the Fund believes are the fair values of these foreign securities at the time the Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact, since it is not possible to always be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage. The risk of price arbitrage also exists with thinly-traded securities in the United States, such as high yield bonds and some small cap equity securities. A Fund may employ fair value pricing to these types of securities if it determines that the last quoted market price no longer represents the fair value of the security.

Shareholders seeking to engage in frequent trading may deploy a variety of strategies to avoid detection and despite the efforts of the Funds, there is no guarantee that the Funds’ procedures will in fact be able to identify all frequent trading or that such activity can be completely eliminated. The ability of a Fund and its agents to detect and curtail frequent trading practices is limited by operational systems and technological limitations. For example, a significant portion of the assets in the Funds may be invested by financial intermediaries on behalf of their clients, often in omnibus accounts where individual shareholder investments are aggregated by the intermediary and a single account is opened with a Fund. Omnibus accounts are common among financial intermediaries and may be established for a variety of legitimate purposes, including promoting efficiency of account administration and the privacy of customer financial information. When a financial intermediary maintains an omnibus account with a Fund, the identity of the particular shareholders that make up the omnibus account is often not known to the Fund.

A Fund does not always know and cannot always reasonably detect frequent trading which may occur or be facilitated by financial intermediaries, particularly with regard to trading by shareholders in omnibus accounts. There may exist multiple tiers of omnibus accounts within a financial intermediary, which may further compound the difficulty to a Fund and its agents of detecting frequent trading in omnibus accounts. In addition, some financial intermediaries, particularly with respect to group retirement plans, do not have the ability to apply the Funds’ frequent trading policies and procedures to the underlying shareholders investing in the Funds, either because they do not have the systems capability to monitor such trades or they do not have access to relevant information concerning the underlying accounts. In these cases, the Funds will not be able to determine whether frequent trading by the underlying shareholders is occurring. Accordingly, the ability of the Funds to monitor and detect frequent trading through omnibus accounts is extremely limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading through omnibus accounts or to curtail such trading. In seeking to identify and prevent frequent trading in omnibus accounts, the Funds will consider the information that is actually available to them at the time and attempt to identify suspicious trading patterns on the omnibus account level.

As indicated above under “How to Purchase Shares of the Funds,” the Funds reserve the right to refuse any purchase or exchange order for their shares for any reason, including transactions deemed by the Funds to represent frequent trading activity. The Trust may change its policies relating to frequent trading at any time without prior notice to shareholders.

Additional Shareholder Services

Systematic Withdrawal Plan: As another convenience, you may redeem your Fund through the Systematic Withdrawal Plan (Plan). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment must be a minimum of $500. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the Automated Clearing House (ACH) network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Transfer Agent in writing at least five days prior to the effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

21	Prospectus

Exchange Privilege. Subject to certain conditions, you may exchange shares of a Fund for shares of another Fund of The Tocqueville Trust at that Fund’s then current net asset value. An exchange may be made only in states where shares of the Funds are qualified for sale. The dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the Fund acquired through the exchange. Exchanges must be made between accounts having identical registrations and addresses. Exchanges may be authorized by telephone.

You may also exchange shares of any or all of an investment in the Funds for shares of the First American Prime Obligation Fund (a “Money Market Fund”), the First American Government Obligations Fund (a “Money Market Fund”), or the First American Intermediate Bond Fund (a “Bond Fund”) (collectively, the “First American Funds”). This Exchange Privilege is a convenient way for you to buy shares in a Money Market Fund or Bond Fund in order to respond to changes in your investment goals or market conditions. Before exchanging into First American Money Market or Bond Funds, you should read the First American Funds’ Prospectus and confirm that such shares are offered in your state of residence. To obtain a First American Funds Prospectus and the necessary exchange authorization forms, call the Transfer Agent at 1-800-697-3863. The First American Funds are managed by U.S. Bancorp Asset Management, an affiliate of U.S. Bancorp Fund Services, LLC. The First American Funds are not affiliated with The Tocqueville Trust.

Because frequent trading can hurt the Funds’ performance and shareholders, the Funds reserve the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from using the Exchange Privilege at any time, without notice. The restriction or termination of the Exchange Privilege does not affect the rights of shareholders to redeem shares. The Transfer Agent charges a $5 fee for each telephone exchange, which is currently paid by the Advisor.

An exchange of shares in a Fund pursuant to the Exchange Privilege is, in effect, a redemption of shares in the Fund followed by the purchase of shares of the investment company into which the exchange is made and may result in a shareholder realizing a taxable gain or loss for federal income tax purposes. In addition, redemptions resulting from an exchange made pursuant to the Exchange Privilege may be subject to a redemption fee if such shares are held for 120 days or less. For a complete description of when the redemption fee is applicable to redemptions of Fund shares (including redemptions resulting from an exchange made pursuant to the Exchange Privilege), please read the section entitled “How to Redeem Shares.” Furthermore, each time you make an exchange under the Exchange Privilege, you are effectively redeeming your shares in that Fund. Each exchange, and additional exchanges, are thus potentially subject to the redemption fee provisions as described above.

Check Redemption. You may request on the Purchase Application or by later written request to establish check redemption privileges for the First American Prime Obligation Fund. The redemption checks (“Checks”) will be sent only to the registered owner(s) and only to the address of record. Checks may be made payable to the order of any person in the amount of $250 or more. Dividends are earned until the Check clears the Transfer Agent.

Additional Exchange and Redemption Information

Small Accounts. The Fund has the right to redeem an account that has dropped below $500 in value for a period of three months or more due to redemptions. You will be given at least 60 days prior written notice of any proposed redemption and you will be given the option to purchase additional shares to avoid the redemption.

Check Clearance. The proceeds from a redemption request may be delayed up to 15 calendar days if any portion of the shares to be redeemed represents a recent investment made by check. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned. The shareholder will also be responsible for any losses suffered by the Funds as a result. This delay can be avoided by purchasing shares by wire.

Exchange Limit. In order to limit expenses, or pursuant to the Funds’ frequent trading policies, we reserve the right to limit the total number of exchanges you can make in any calendar year.

Suspension of Redemptions. We may suspend the right of redemption or postpone the date at times when the NYSE is closed (other than customary weekend and holiday closings), during which trading on the NYSE is restricted or under certain emergency circumstances or for such other periods as determined by the Securities and Exchange Commission.

Verification of Identity. In accordance with applicable customer identification regulations, the Funds reserve the right to redeem the shares of any shareholder and close the shareholder’s account if a Fund and its agents are unable to verify the shareholder’s identity within a reasonable time after the shareholder’s account is opened. If a Fund closes a shareholder’s account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account. The value of the shares at the time of redemption may be more or less than what the shareholder paid for such shares.

March 2, 2009	22

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

Dividends and Capital Gains Distributions. Each Fund distributes all or most of its net investment income and net capital gains to shareholders. Dividends of net investment income for each Fund are normally declared and paid at least annually. Net capital gains (if any) for each Fund are also normally declared and paid at least annually.

Any dividends and/or capital gains distributions will be automatically reinvested at the next determined NAV unless you elect otherwise. These reinvestments will not be subject to a sales charge. You may choose to have dividends and capital gains distributions paid to you in cash. You may also choose to reinvest dividends and capital gains distributions in shares of another Tocqueville Fund. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions. You may authorize either of these options by calling the Transfer Agent at 1-800-697-3863 and requesting an optional shareholder services form. You must complete the form and return it to the Transfer Agent before the record date in order for the change to be effective for that dividend or capital gains distribution.

Buying Before a Dividend. If you own shares of a Fund on the record date, you will receive a dividend or capital gains distribution. The distribution will lower the NAV per share on that date and may represent, in substance, a return of basis (your cost); however the distribution will be subject to federal income taxes.

Tax Matters

The following tax information is based on tax laws and regulations in effect on the date of this prospectus. These laws and regulations are subject to change. You should consult a tax professional concerning the tax consequences of investing in our Funds as well as for information on foreign, state and local taxes which may apply. A statement that provides the federal income tax status of the Funds’ distributions will be sent to shareholders at the end of each year.

Distributions to Shareholders. Distributions to shareholders may consist of ordinary income distributions, capital gain distributions or returns of capital. Dividends received by individuals that consist of designated distributions from the Funds’ investment company taxable income may be eligible for the lower tax rates currently applicable to qualified dividends under federal income tax law, of which the maximum rate is 15 percent for dividends made with respect to taxable years ending on or before December 31, 2010 if derived from taxable U.S. corporations or certain foreign corporations and if certain holding periods are met. Distributions from the International Value Fund and the Gold Fund in particular may not qualify as dividends eligible for the preferential tax rate. Short-term capital gains and foreign currency gains derived from sales of securities by a Fund are taxed to shareholders as ordinary income. Capital gain distributions are distributions of a Fund’s net long-term capital gains derived from selling stocks within its portfolio that have satisfied the long-term holding period. Such capital gain distributions qualify for the reduced rate of tax on long-term capital gains for non-corporate holders regardless how long you have held your shares. You will incur taxable income from distributions even if you have them automatically reinvested. On some occasions a distribution declared in October, November or December but made in January will have to be treated for tax purposes as having been distributed on December 31 of the prior year. State and local income taxes also may apply to distributions from the Funds.

Gain or Loss on Sale of Shares of a Fund. You will generally recognize a gain or loss when you sell your shares of the Fund. The gain or loss is the difference between the proceeds of the sale (generally the NAV of the Fund on the date of sale times the number of shares sold) and your adjusted tax basis. Any loss realized on a taxable sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any net capital gain distributions received with respect to the shares. If you sell shares of a Fund at a loss and repurchase shares of the same Fund within 30 days before or after the sale (a wash sale), a deduction for the loss is generally disallowed. If you hold your shares as a capital asset, you generally will be eligible for the tax treatment applicable to capital gains with respect to any gain on such sales of shares in the Fund. The current maximum federal income tax rate on long-term capital gains for non-corporate holders is 15 percent. State and local capital gains taxes also may apply.

Foreign Source Income and Withholding Taxes. Some of a Fund’s investment income may be subject to foreign income taxes, some of which may be withheld at the source. If a Fund, such as the International Fund, qualifies and meets certain legal requirements (generally holding more than 50 percent of its assets in foreign securities), it may pass-through foreign taxes paid to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid.

23	Prospectus

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the years ended October 31, 2005 and 2004 was audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm during those periods. The information for the years ended October 31, 2008, 2007 and 2006 was audited by Grant Thornton LLP. Grant Thornton LLP’s report along with further detail on each Fund’s financial statements are included in the annual report, which is available upon your request by calling 1-800-697-3863, or by visiting the Funds’ website at http://www.tocquevillefunds.com.

THE TOCQUEVILLE FUND

	Years Ended October 31,
	2008	2007	2006	2005	2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$28.93	$24.25	$22.17	$20.43	$17.99

Operations:
Net investment income	0.24	0.18	0.14	0.15	0.05
Net realized and unrealized gain	(10.56)	4.53	4.33	2.53	2.41

Total from investment operations(1)	(10.32)	4.71	4.47	2.68	2.46

Dividends and distributions to shareholders:
Dividends from net investment income	(0.19)	(0.03)	(0.22)	(0.12)	(0.02)
Distributions from net realized gains	(2.03)	—	(2.17)	(0.82)	—

Total dividends and distributions	(2.22)	(0.03)	(2.39)	(0.94)	(0.02)

Change in net asset value for the year	(12.54)	4.68	2.08	1.74	2.44

Net asset value, end of year	$16.39	$28.93	$24.25	$22.17	$20.43

Total Return	(38.5)%	19.4%	20.5%	13.4%	13.7%

Ratios/supplemental data:
Net assets, end of period (000)	$328,609	$523,878	$392,495	$175,791	$145,435

Ratio to average net assets:
Expenses(2)	1.25%	1.25%	1.30%	1.34%	1.34%
Net investment income(2)	0.94%	0.69%	0.68%	0.68%	0.25%
Portfolio turnover rate	51%	39%	32%	45%	40%

(1)

Total from investment operations per share includes redemption fees of $0.009, $0.002, $0.002, $0.003 and $0.001 per share for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

(2)	Net of fees waived amounting to 0.04% and 0.01% of average net assets for the two years ended October 31, 2008 and 2007, respectively.

March 2, 2009	24

THE TOCQUEVILLE SMALL CAP FUND

	Years Ended October 31,
	2008	2007	2006	2005	2004
Per share operating performance
(For a share outstanding throughout the year)
Net asset value, beginning of year	$17.24	$18.04	$16.58	$16.11	$18.83

Operations:
Net investment income (loss)	0.02	0.11	(0.07)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	(5.67)	1.26	1.53	1.26	0.21

Total from investment operations(1)	(5.65)	1.37	1.46	1.13	0.10

Distributions to shareholders:
Dividends from net investment income	(0.12)	—	—	—	—
Distributions from net realized gains	(1.70)	(2.17)	—	(0.66)	(2.82)

Total distributions	(1.82)	(2.17)	—	(0.66)	(2.82)

Change in net asset value for the year	(7.47)	(0.80)	1.46	0.47	(2.72)

Net asset value, end of year	$9.77	$17.24	$18.04	$16.58	$16.11

Total Return	(36.2)%	8.4%	8.8%	6.8%	(1.0)%

Ratios/supplemental data:
Net assets, end of year (000)	$36,429	$49,543	$52,701	$57,576	$75,005

Ratio to average net assets:
Expenses	1.35%	1.32%	1.34%	1.39%	1.41%
Net investment income (loss)	0.12%	0.63%	(0.38)%	(0.67)%	(0.61)%
Portfolio turnover rate	169%	90%	45%	30%	19%

(1)	Total from investment operations per share includes redemption fees of $0.005, $0.001, $0.015, $0.006 and $0.02 per share for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

25	Prospectus

THE TOCQUEVILLE INTERNATIONAL VALUE FUND

	Years Ended October 31,
	2008	2007	2006	2005	2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$16.48	$16.72	$16.06	$13.10	$10.90

Operations:
Net investment income	0.13	0.08	0.27	0.04	0.09
Net realized and unrealized gain	(6.09)	2.25	2.30	3.00	2.15

Total from investment operations(1)	(5.96)	2.33	2.57	3.04	2.24

Dividends and distributions to shareholders:
Dividends from net investment income	(0.10)	(0.27)	(0.05)	(0.08)	(0.04)
Distributions from net realized gains	(1.93)	(2.30)	(1.86)	—	—

Total dividends and distributions	(2.03)	(2.57)	(1.91)	(0.08)	(0.04)

Change in net asset value for the year	(7.99)	(0.24)	0.66	2.96	2.20

Net asset value, end of year	$8.49	$16.48	$16.72	$16.06	$13.10

Total Return	(40.8)%	15.3%	17.4%	23.3%	20.6%

Ratios/supplemental data:
Net assets, end of year (000)	$118,189	$219,220	$225,234	$215,711	$196,424

Ratio to average net assets:
Expenses	1.56%	1.59%	1.61%	1.66%	1.71%
Net investment income	1.07%	0.49%	1.49%	0.29%	0.85%
Portfolio turnover rate	63%	49%	39%	35%	43%

(1)	Total from investment operations per share includes redemption fees of $0.001, $0.002, $0.011, $0.003 and $0.01 per share for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

March 2, 2009	26

THE TOCQUEVILLE GOLD FUND

	Years Ended October 31,
	2008	2007	2006	2005	2004
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$64.36	$51.41	$35.51	$34.84	$34.71

Operations:
Net investment loss	(0.57)	(0.30)	(0.22)	(0.33)	(0.33)
Net realized and unrealized gain	(33.24)	18.52	18.21	2.36	1.04

Total from investment operations(1)	(33.81)	18.22	17.99	2.03	0.71

Dividends and distributions to shareholders:
Dividends from net investment income	(0.46)	(0.22)	—	—	(0.03)
Distributions from net realized gains	(8.32)	(5.05)	(2.09)	(1.36)	(0.55)

Total dividends and distributions	(8.78)	(5.27)	(2.09)	(1.36)	(0.58)

Change in net asset value for the year	(42.59)	12.95	15.90	0.67	0.13

Net asset value, end of year	$21.77	$64.36	$51.41	$35.51	$34.84

Total Return	(60.0)%	38.4%	52.5%	6.2%	2.0%

Ratios/supplemental data:
Net assets, end of year (000)	$410,857	$1,231,475	$833,254	$538,492	$539,190

Ratio to average net assets:
Expenses	1.43%	1.42%	1.50%	1.59%	1.58%
Net investment loss	(1.07)%	(0.81)%	(0.51)%	(0.97)%	(1.11)%
Portfolio turnover rate	28%	26%	30%	27%	24%

(1)	Total from investment operations per share includes redemption fees of $0.027, $0.028, $0.06, $0.02 and $0.09 per share for the years ended October 31, 2008, 2007, 2006, 2005 and 2004, respectively.

27	Prospectus

THE TOCQUEVILLE TRUST

Notice of Privacy Policy & Practices

The Tocqueville Trust recognizes and respects the privacy expectations of our customers1. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Tocqueville Trust.

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephone or electronic between a customer and the Tocqueville Trust or service providers to the Tocqueville Trust.

We may disclose all of the information described above to certain third parties who are not affiliated with the Tocqueville Trust as permitted by law—for example sharing information with companies who maintain or service customer accounts for the Tocqueville Trust is permitted and is essential for us to provide shareholders with necessary or useful services with respect of their accounts. We may also share information with companies that perform marketing and or mailing services on our behalf or to other financial institutions with whom we have joint agreements.

We maintain, and require service providers to the Tocqueville Trust to maintain policies designed to assure only appropriate access to, and use of information about our customers. When information about the Tocqueville Trust’s customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Tocqueville Trust.

[1]

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Tocqueville Trust and individuals who provide nonpublic personal information to the Tocqueville Trust, but do not invest in shares of the Tocqueville Trust.

March 2, 2009	28

Statement of Additional Information. The Statement of Additional Information provides a more complete discussion about the Funds and is incorporated by reference into this Prospectus, which means that it is considered a part of this Prospectus.

Annual and Semi-Annual Reports. Additional information about each Fund’s investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To Review or Obtain this Information: The Statement of Additional Information and annual and semi-annual reports, as well as other information about the Funds, are available without charge upon your request by calling us at (800) 697-3863, by visiting the Funds’ website http://www.tocquevillefunds.com, or by calling or writing a broker-dealer or other financial intermediary that sells our Funds. This information may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission or by visiting the SEC’s World Wide Website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. In addition, this information may be obtained for a fee by writing or calling the Public Reference Room of the Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov.

Investment Company Act file no. 811-04840.

Tocqueville Funds 1-800-697-3863 www.tocquevillefunds.com

TQPRO 03/09

STATEMENT OF ADDITIONAL INFORMATION – March 2, 2009.

THE TOCQUEVILLE TRUST

THE TOCQUEVILLE FUND

THE TOCQUEVILLE SMALL CAP FUND

THE TOCQUEVILLE INTERNATIONAL VALUE FUND

THE TOCQUEVILLE GOLD FUND

This Statement of Additional Information relates to the Trust’s Prospectus which is dated March 2, 2009.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus and should be read in conjunction with the Trust’s current Prospectus, copies of which may be obtained by writing The Tocqueville Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, by calling (800) 697-3863, or by visiting the Funds’ website at http://www.tocquevillefunds.com.

The Financial Statements of the Trust have been incorporated by reference to the Trust’s Annual Report. The Annual Report is available, without charge, upon request by calling the toll-free number provided above. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference to the Prospectus.

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FUND HISTORY

The Tocqueville Trust (the “Trust”) is a Massachusetts business trust organized on September 17, 1986, currently consisting of four separate funds (each, a “Fund” or, collectively, the “Funds”). Each Fund is an open-end management investment company with a different investment objective. The Tocqueville Fund, The Tocqueville Small Cap Fund (the “Small Cap Fund”), and The Tocqueville International Value Fund (the “International Fund”) are classified as diversified investment companies. The Tocqueville Gold Fund (the “Gold Fund”) is classified as a non-diversified investment company. The Tocqueville Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of United States issuers. The Small Cap Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing primarily in securities of small-capitalization issuers located in the United States. The International Fund’s investment objective is long-term capital appreciation consistent with preservation of capital which it seeks to achieve by investing primarily in securities of non-U.S. issuers. The Gold Fund’s investment objective is long-term capital appreciation which it seeks to achieve by investing in gold, securities of companies located throughout the world that are engaged in mining or processing gold (“gold related securities”), other precious metals and securities of companies located throughout the world that are engaged in mining or processing such other precious metals (“other precious metal securities”). In each Fund, there is minimal emphasis on current income. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Funds’ Prospectus.

INVESTMENT POLICIES AND RISKS

The following descriptions supplement the investment policies of each Fund set forth in the Prospectus. Each Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the Prospectus and this Statement of Additional Information.

Borrowing

Each Fund, from time to time, may borrow up to 10% of the value of its total assets from banks at prevailing interest rates as a temporary measure for extraordinary or emergency purposes. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets.

Repurchase Agreements

Each Fund may enter into repurchase agreements subject to resale to a bank or dealer at an agreed upon price which reflects a net interest gain for the Fund. The Funds will receive interest from the institution until the time when the repurchase is to occur.

Each Fund will receive as collateral U.S. “government securities,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), including securities of U.S. government agencies, or other collateral that the Fund’s investment advisor (the “Advisor”) deems appropriate, whose market value is equal to at least 100% of the amount invested by the Fund, and each Fund will make payment for such securities only upon the physical delivery or evidence by book entry transfer to the account of its custodian. If the seller institution defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines and it might incur disposition costs in liquidating the collateral. The Funds attempt to minimize such risks by entering into such transactions only with well-capitalized financial institutions and specifying the required value of the underlying collateral.

Hedging Transactions

The International Fund and the Gold Fund may enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Funds are permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to the reduction of risk; they cannot be for speculation. In particular, the Funds may (i) write covered call options on securities and stock indices; (ii) purchase put and call options on securities and stock indices; (iii) enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon, as described under “Writing Covered Call Options on Securities and Stock Indices,” “Purchasing Put and Call Options on Securities and Stock Indices” and “Futures Contracts” (“Hedging Instruments”). The Funds can employ new Hedging Instruments and strategies when they are developed, if those investment methods are consistent with a Fund’s investment objective and are permissible under applicable regulations governing the Fund.

To the extent the Funds use Hedging Instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in a Fund, the Advisor will attempt to create a very closely correlated hedge.

The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the exchanges upon which they are traded and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use Hedging Instruments may be limited by tax considerations.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

Special Risks of Hedging Strategies. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.

(1) Successful use of most Hedging Instruments depends upon the Advisor’s ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Advisor is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

To compensate for imperfect correlation, a Fund may purchase or sell Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security in the Fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

(4) As described below, each Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a Fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Cover for Hedging Strategies. Some Hedging Instruments expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Writing Covered Call Options on Securities and Stock Indices

The International Fund and the Gold Fund may write covered call options on optionable securities or stock indices of the types in which they are permitted to invest from time to time as the Advisor determines is appropriate in seeking to attain their objective. A call option written by a Fund gives the holder the right to buy the underlying securities or index from the Fund at a stated exercise price. Options on stock indices are settled in cash.

Each Fund may write only covered call options, which means that, so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities or cash satisfying the cover requirements of securities exchanges).

Each Fund will receive a premium for writing a covered call option, which increases the return of a Fund in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security or index to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security or index. By writing a covered call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security or index above the exercise price of the option.

Each Fund may terminate an option it has written prior to the option’s expiration by entering into a closing purchase transaction in which an option is purchased having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security (or securities) owned by a Fund.

Purchasing Put and Call Options on Securities and Stock Indices

The International Fund and the Gold Fund may purchase put options on securities and stock indices to protect its portfolio holdings in an underlying stock index or security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security or index at the put exercise price regardless of any decline in the underlying market price of the security or index. In order for a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security or index by the premium paid for the put option and by transaction costs, but it will retain the ability to benefit from future increases in market value.

The International Fund and the Gold Fund each also may purchase call options to hedge against an increase in prices of stock indices or securities that it ultimately wants to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security or index at the exercise price regardless of any increase in the underlying market price of the security or index. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security or index at the time it purchased the call option by the premium paid for the call option and by transaction costs, but it limits the loss it will suffer if the security or index declines in value to such premium and transaction costs.

The Gold Fund also may purchase puts and calls on gold and other precious metals that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of gold and other precious metals and against increases in the dollar cost of gold and other precious metals to be acquired.

Risk Factors in Options Transactions

In considering the use of options, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon the Advisor’s ability to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

(5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures Contracts

The Gold Fund and the International Fund may enter into futures contracts, options on futures contracts and stock index futures contracts and options thereon for the purposes of remaining fully invested and reducing transaction costs or for hedging purposes as previously discussed. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, currency or an index at a specified future time and at a specified price. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC, a U.S. Government agency.

Although futures contracts by their terms call for actual delivery and acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been “sold,” or “selling” a contract previously purchased) in an identical contract to terminate the position. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.

Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the CFTC. Under those requirements, where a Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit). For a short position in futures or forward contracts held by a Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker, except as may be permitted under CFTC rules) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established). However, segregation of assets is not required if a Fund covers a long position. For example, instead of segregating assets, a Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. In addition, where a Fund takes short positions, or engages in sales of call options, it need not segregate assets if it covers these positions. For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract. A Fund may also cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established. Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract. A Fund could also cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

A Fund will only sell futures contracts to protect securities and currencies it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.

A Fund’s ability to effectively utilize futures trading depends on several factors. First, it is possible that there will not be a perfect price correlation between the futures contracts and their underlying stock index. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Risk Factors in Futures Transactions

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain the required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them. The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market which also may cause temporary price distortions. A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies engaged in by the Funds are only for hedging purposes, the Advisor does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Warrants

Each Fund may invest in warrants (issued by U.S. and foreign issuers) which entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Moreover, the value of a warrant does not necessarily change with the value of the underlying securities. Also, a warrant ceases to have value if it is not exercised prior to the expiration date. Warrants issued by foreign issuers may also be subject to the general risk associated with an investment in a foreign issuer, as set forth under “Risks Associated With Foreign Investments.”

Illiquid or Restricted Securities

Each Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

Each Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of a Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may each purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. Each Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the 1933 Act (“4(2) Paper”). The Advisor will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees (the “Trustees”). The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Advisor, and if as a result of changed conditions, it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Temporary Investments

The Funds do not intend to engage in short-term trading on an ongoing basis. Current income is not an objective of the Funds, and any current income derived from a Fund’s portfolio will be incidental. For temporary defensive purposes, when deemed necessary by the Advisor, each Fund may invest up to 100% of its assets in U.S. Government obligations or “high-quality” debt obligations of companies incorporated and having principal business activities in the United States. When a Fund’s assets are so invested, they are not invested so as to meet the Fund’s investment objective. High-quality short-term obligations are those obligations which, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one nationally recognized statistical ratings organization (“NRSRO”) (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Advisor to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Trustees.

Investments In Debt Securities

With respect to investment by the Funds in debt securities, there is no requirement that all such securities be rated by a recognized rating agency. However, it is the policy of each Fund that investments in debt securities, whether rated or unrated, will be made only if they are, in the opinion of the Advisor, of equivalent quality to “investment grade” securities. “Investment grade” securities are those rated within the four highest quality grades as determined by Moody’s or S&P. Securities rated Aaa by Moody’s and AAA by S&P are judged to be of the best quality and carry the smallest degree of risk. Securities rated Baa by Moody’s and BBB by S&P lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt securities are interest-rate sensitive; therefore their value will tend to decrease when interest rates rise and increase when interest rates fall. Such increase or decrease in value of longer-term debt instruments as a result of interest rate movement will be larger than the increase or decrease in value of shorter-term debt instruments.

Exchange-Traded Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies, which are described below under the heading “Investments In Other Investment Companies.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Investments In Other Investment Companies

Each Fund may invest in other investment companies. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. The Advisor has agreed to waive its management fees with respect to the portion of a Fund’s assets invested in shares of any other portfolio of The Tocqueville Trust.

Short Sales

The Tocqueville Fund, the Small Cap Fund and the Gold Fund will not make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short “against the box.” Any gain realized by a Fund on such sales will be recognized at the time the Fund enters into the short sales.

Risks Associated With Foreign Investments

Consistent with their respective investment objectives and policies, the Funds may invest indirectly in foreign assets through American Depository Receipts (“ADRs”), which are certificates issued by U.S. banks representing the right to receive securities of a foreign issuer deposited with that bank or a correspondent bank, and may directly or indirectly invest in securities of foreign issuers. Direct and indirect investments in securities of foreign issuers may involve risks that are not present with domestic investments and there can be no assurance that a Fund’s foreign investments will present less risk than a portfolio of domestic securities. Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Settlement of transactions in some foreign markets may be delayed or less frequent than in the United States, which could affect the liquidity of each Fund’s portfolio. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of a Fund, political or social instability or revolution, or diplomatic developments which could affect investments in those countries.

The value of each Fund’s investments denominated in foreign currencies may depend in part on the relative strength of the U.S. dollar, and a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar. When a Fund invests in foreign securities they will usually be denominated in foreign currency. The Fund may also directly hold foreign currencies and purchase and sell foreign currencies. Thus, each Fund’s net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by each Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. In addition, with regard to foreign securities, a significant event occurring after the close of trading but before the calculation of a Fund’s net asset value may mean that the closing price for the security may not constitute a readily available market quotation and may accordingly require that the security be priced at its fair value in accordance with the fair value procedures established by the Trust. The Advisor will continuously monitor for significant events that may call into question the reliability of market quotations. Such events may include: situations relating to a single issue in a market sector; significant fluctuations in U.S. or foreign markets; natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Where the Advisor determines that an adjustment should be made in the security’s value because significant intervening events have caused the Fund’s net asset value to be materially inaccurate, the Advisor will seek to have the security “fair valued” in accordance with the Trust’s fair value procedures.

Risks Associated With Investments in Gold Bullion and Other Precious Metals

The Gold Fund is subject to the special risks associated with investing in gold and other precious metals, including (i) the price of gold or other precious metals may be subject to wide fluctuation; (ii) the market for gold or other precious metals is relatively limited; (iii) the sources of gold or other precious metals are concentrated in countries that have the potential for instability; and (iv) the market for gold and other precious metals is unregulated.

Gold bullion and other precious metals have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold bullion and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, gold bullion and other precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in gold bullion and other precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. A fund may incur higher custody and transaction costs for gold bullion and other precious metals than for securities. Also, gold bullion and other precious metals investments do not pay income.

The majority of producers of gold bullion and other precious metals are domiciled in a limited number of countries. Currently, the five largest producers of gold are the Republic of South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings.

The Gold Fund is also subject to the risk that it could fail to qualify as a regulated investment company under the Internal Revenue Code if it derives more than 10% of its gross income from investment in gold bullion or other precious metals. Failure to qualify as a regulated investment company would result in adverse tax consequences to the Fund and its shareholders. In order to ensure that it qualifies as a regulated investment company, the Fund may be required to make investment decisions that are less than optimal or forego the opportunity to realize gains.

Special Risks Associated With The Tocqueville International Value Fund

In addition to the risks described above, the economies of other countries may differ unfavorably from the United States economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by any trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in countries with which they trade.

The Fund may invest, without limit, in companies located in emerging markets, which may involve additional risks such as political instability and currency devaluation, although the Fund does not intend under normal market conditions to invest more than 20% of its assets in such securities. An emerging market is any country that the World Bank has determined to have a low or middle income economy and may include every country in the world except the United States, Australia, Canada, Japan, New Zealand and most countries in Western Europe such as Belgium, Denmark, France, Germany, Great Britain, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland. Specifically, any change in the leadership or policies of the governments of emerging market countries in which the Funds invest or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse certain beneficial economic policies of such countries and thereby eliminate any investment opportunities which may currently exist.

Unlike the fundamental investment objective of each Fund set forth above and the investment restrictions set forth below which may not be changed without shareholder approval, the Funds have the right to modify the investment policies described above without shareholder approval.

INVESTMENT RESTRICTIONS

The following fundamental policies and investment restrictions have been adopted by the Funds and except as noted, such policies and restrictions cannot be changed without approval by the vote of a majority of the outstanding voting shares of a Fund which, as defined by the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Funds may not:

(1) issue senior securities;

(2) concentrate their investments in particular industries with the exception of gold, gold related securities, other precious metals and other precious metal securities with respect to the Gold Fund. Less than 25% of the value of a Fund’s assets will be invested in any one industry (with the exception of the Gold Fund, as provided in the prior sentence);

(3) with respect to 75% of the value of a Fund’s assets, purchase any securities (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of any one issuer, or more than 10% of the outstanding voting securities of any one issuer would be owned by the Fund. This restriction does not apply to the Gold Fund;

(4) make loans of money or securities other than (a) through the purchase of publicly distributed bonds, debentures or other corporate or governmental obligations, (b) by investing in repurchase agreements, and (c) by lending its portfolio securities, provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

(5) borrow money except from banks and not in excess of 10% of the value of a Fund’s total assets. A Fund may not purchase securities while borrowings exceed 5% of the value of its total assets;

(6) buy or sell real estate, commodities, or commodity contracts, except a Fund may purchase or sell futures or options on futures;

(7) underwrite securities;

(8) invest in precious metals other than in accordance with a Fund’s investment objective and policy, if as a result the Fund would then have more than 10% (20% with respect to the Gold Fund) of its total assets (taken at current value) invested in such precious metals; and

(9) participate in a joint investment account.

The following restrictions are non-fundamental and may be changed by the Trust’s Board of Trustees. Pursuant to such restrictions, the Funds will not:

(1) make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund;

(2) purchase the securities of any other investment company, if a purchasing Fund, immediately after such purchase or acquisition, owns in the aggregate, (i) more than 3% of the total outstanding voting stock of such investment company, (ii) securities issued by such investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (iii) securities issued by such investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund;

(3) invest more than 10% of its total net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Advisor shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(4) except for the International Fund and the Gold Fund, invest in securities of foreign issuers unless otherwise permitted by the respective Fund’s investment objective and policy, if as a result a Fund would then have more than 25% of its total assets (taken at current value) invested in such foreign securities.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Fund’s assets will not constitute a violation of such restriction.

PORTFOLIO TURNOVER

The Small Cap Fund’s portfolio turnover for 2008 was 169% compared to 90% in 2007. The significant increase in portfolio turnover was the result of a change in the Small Cap Fund’s portfolio management team and their restructuring of the Small Cap Fund’s portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s Board of Trustees has adopted the Advisor’s policies and procedures relating to the disclosure of Fund portfolio holdings information (the “Policy”). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer (“CCO”) of the Funds has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement with the Funds or its agents and the CCO of the Funds has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information, or (b) the conditioning of the receipt of such information along with other representations, including an undertaking not to trade based on the information where such representations precede the transmittal of the information); (3) the disclosure is made to service providers involved in the investment process, administration or custody of the

Trust, including its Board of Trustees; or (4) the disclosure is made pursuant to prior written approval of the CCO of the Funds. In determining whether to grant such approval, the CCO shall consider, among other things, whether there is a legitimate business purpose for the disclosure and whether the recipient of such information is subject to an agreement or other requirement to maintain the confidentiality of such information and to refrain from trading based on such information.

Any disclosure made pursuant to Item (4) above shall be reported to the Board at the next quarterly meeting. This policy also permits the Advisor and the Trust to disclose portfolio holdings in connection with (a) quarterly, semi annual or annual report that is available to the public, or (b) other periodic disclosure that is publicly available. Subject to Items (1) to (4) above, executive officers of the Trust and Advisor are authorized to release portfolio holdings information. The Advisor, the Trust and their respective executive officers shall not accept on behalf of themselves, their affiliates or the Funds any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. This Policy may change at any time without prior notice to shareholders. Any suspected breach of this obligation is required to be reported immediately to the Trust’s CCO and to the reporting person’s supervisor.

Currently, the Trust does not maintain any ongoing arrangements with third parties pursuant to which non-public information about the Funds’ portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type) is provided.

Portfolio holdings information may be provided to the Trust’s service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ portfolio holdings include the Advisor and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, financial printers, proxy voting service providers, broker-dealers who are involved in executing portfolio transactions on behalf of the Funds, and pricing information vendors. Portfolio holdings information may also be provided to the Trust’s Board of Trustees.

The entities to whom the Funds provide portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Funds, are required to maintain the confidentiality of the information provided. Neither the Funds nor the Advisor or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Funds’ portfolio holdings by individuals or entities in possession of such information.

MANAGEMENT OF THE FUNDS

The overall management of the business and affairs of each Fund is vested with the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust of each Fund and persons or companies furnishing services to the Funds, including a Fund’s agreement with an investment advisor, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Trust’s officers subject to the investment objectives and policies of each Fund and to general supervision by the Trust’s Board of Trustees.

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Trust’s independent registered public accounting firm (the “accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Trust and for pre-approving certain non-audit services performed by the accountants for the Advisor and certain control persons of the Advisor. The Audit Committee also meets with the Trust’s accountants to review the Trust’s financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The Audit Committee also acts as the Trust’s qualified legal compliance committee. The members of the Audit Committee are Guy A. Main, Charles W. Caulkins, James W. Gerard, William F. Indoe and William J. Nolan III. The Committee met twice during the fiscal year ended October 31, 2008.

The Board has a Nominating Committee comprised of Guy A. Main, Charles W. Caulkins, James W. Gerard, William F. Indoe and William J. Nolan III to whose discretion the selection and nomination of trustees who are not “interested persons,” as defined in the 1940 Act, of the Trust is committed. The Nominating Committee did not meet during the fiscal year ended October 31, 2008. This Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so.

The Trustees and officers and their principal occupations are noted below. The mailing address for each Trustee and officer is 40 West 57th Street, 19th Floor, New York, NY 10019.

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

INDEPENDENT TRUSTEES

Charles W. Caulkins (52)	Trustee	Indefinite Term, Since 2003	Director of Marketing, L.R. Global Partners from 2008–present; Founder and President, Arbor Marketing, Inc. from October 1994 to 2007.	4	None

James W. Gerard (47)	Trustee	Indefinite Term, Since 2001	Principal, Juniper Capital Group, LLC (formerly known as Argus Advisors International, LLC) from August 2003 to present; Managing Director, The Chart Group from January 2001 to present; Managing Principal, Ironbound Partners from October 1998 to December 2000.	4	Director, American Overseas Memorial Day Association, 1998 to present; Director and Treasurer ASPCA, 1998 to 2008; Trustee, Salisbury School, 2005 to present.

William F. Indoe (66)	Trustee	Indefinite Term, Since December 2006	Partner, Sullivan & Cromwell LLP (attorneys-at-law).	4	Director, Rho Capital Partners, Inc.

Guy A. Main (72)	Trustee	Indefinite Term, Since 2000	Retired. Formerly, Executive Vice President, Amwest Insurance Group, Inc. from April 1996 to January 2001. Chairman, President and Chief Executive Officer, Condor Services Inc. from April 1989 to April 1996.	4	Director, Amwest Insurance Group, Inc. from April 1996 to January 2001; Chairman, Association of California Insurance Companies from January 1996 to January 1998; Director, Condor Services Inc. from April 1989 to April 1996.

William J. Nolan III (61)	Trustee	Indefinite Term, Since December 2006	Retired. Executive Vice President & Treasurer PaineWebber Inc. 1997-2001.	4	Trustee, Adirondack Museum, Blue Mt. Lake, NY 1996 to present (Treasurer, 2000 to 2007).

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

INTERESTED TRUSTEES[2] AND OFFICERS

François D. Sicart (65)	Chairman and Trustee	Indefinite Term, Since 1987	Chairman, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present; Chairman and Founder, Tocqueville Asset Management Corporation from December 1985 to January 1990; Vice Chairman of Tucker Anthony Management Corporation from 1981 to October 1986; Vice President (formerly general partner) among other positions with Tucker Anthony, Inc. from 1969 to January 1990.	4	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1990 to present.

Robert Kleinschmidt (59)	President and Trustee	Indefinite Term, Since 1991	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P. from January 1994 to present; and Managing Director from July 1991 to January 1994; Partner, David J. Greene & Co. from May 1978 to July 1991.	4	President and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P. and Tocqueville Securities, L.P.

Steve Tyrrell (37)	Secretary and Treasurer	Indefinite Term, Since 2006	Director of Operations, Tocqueville Asset Management L.P. from 2004 to present; Assistant Director of Operations, 2002-2004; Assistant Operations Manager, Lepercq, de Neuflize & Co., Inc. 1998-2002.	N/A	N/A

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee

Thomas Pandick (62)	Chief Compliance Officer	Indefinite Term, Since 2004	Chief Compliance Officer (October 2004-present) Tocqueville Asset Management L.P.; General Counsel (January-October 2004) Tocqueville Asset Management L.P.	N/A	N/A

[1]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s By-Laws, as amended, and Agreement and Declaration of Trust, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

[2]	“Interested person” of the Trust as defined in the 1940 Act. Mr. Sicart and Mr. Kleinschmidt are considered “interested persons” because of their affiliation with the Advisor.

The following table shows the dollar range of Fund shares beneficially owned by each Trustee as of December 31, 2008:

Name of Trustee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

DISINTERESTED TRUSTEES:

Charles W. Caulkins	Tocqueville Fund	None	over $100,000
	Small Cap Fund	$10,001–$50,000
	International Fund	$50,001–$100,000
	Gold Fund	$10,001–$50,000

James W. Gerard	Tocqueville Fund	$10,001–$50,000	$50,001–$100,000
	Small Cap Fund	$10,001–$50,000
	International Fund	$10,001–$50,000
	Gold Fund	$10,001–$50,000

William F. Indoe	Tocqueville Fund	over $100,000	over $100,000
	Small Cap Fund	None
	International Fund	None
	Gold Fund	None

Guy A. Main	Tocqueville Fund	over $100,000	over $100,000
	Small Cap Fund	over $100,000
	International Fund	over $100,000
	Gold Fund	over $100,000

William J. Nolan III	Tocqueville Fund	$50,001–$100,000	$50,001–$100,000
	Small Cap Fund	None
	International Fund	None
	Gold Fund	None

INTERESTED TRUSTEES:

François D. Sicart	Tocqueville Fund	over $100,000	over $100,000
	Small Cap Fund	over $100,000
	International Fund	over $100,000
	Gold Fund	over $100,000

Name of Trustee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies

Robert Kleinschmidt	Tocqueville Fund	Over $100,000	Over $100,000
	Small Cap Fund	Over $100,000
	International Fund	Over $100,000
	Gold Fund	Over $100,000

The Trust does not pay remuneration to any officer of the Trust, except for the Chief Compliance Officer. For the fiscal year ended October 31, 2008, the Trust paid the “disinterested” Trustees an aggregate of $183,000. Each disinterested Trustee received $6,000 per Board meeting attended in person and $2,500 per Board meeting attended via telephone and $2,000 per Audit Committee meeting attended in person and $750 per Audit Committee meeting attended via telephone.* The Audit Committee Chairman and the Trustee serving on the Trust’s Valuation Committee were each paid an additional $1,000 per quarter. The disinterested Trustees’ compensation and Chief Compliance Officer’s compensation are allocated by the Funds’ average net assets. See the Compensation Table.

*	Effective March 2009, each disinterested Trustee will be paid $4,500 per Board meeting that they attend in person and $2,250 per Board meeting that they attend telephonically. Also effective March 2009, each disinterested Trustee will be paid $1,500 per Audit Committee meeting that they attend in person and $750 per Audit Committee meeting that they attend telephonically, and the Audit Committee Chairman and the Trustee serving on the Trust’s Valuation Committee will be paid an additional $1,000 per quarter.

The table below illustrates the compensation paid to each Trustee for the fiscal year ended October 31, 2008:

Compensation Table

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
Charles W. Caulkins, Trustee	$26,000	$0	$0		$26,000
James W. Gerard, Trustee	$32,000	$0	$0		$32,000
William F. Indoe, Trustee	$26,000	$0	$0		$26,000
Robert Kleinschmidt, Trustee	$0	$0	$0		$0
Guy A. Main, Trustee	$32,000	$0	$0		$32,000
William J. Nolan III, Trustee	$20,000	$0	$0		$20,000
Larry M. Senderhauf, Trustee**	$26,000	$0	$0		$26,000
François Sicart, Trustee	$0	$0	$0		$0
Inge Heckel, Trustee*	$21,000	$0	$0		$21,000
Thomas Pandick, Chief Compliance Officer	$80,691	$0	$0	$	N/A

*	As of September 13, 2007, Ms. Heckel resigned as a Trustee of the Trust; however, per an agreement with the Trust, Ms. Heckel received one year of retirement fees from the Trust.
**	Mr. Senderhauf resigned as a Trustee of the Trust effective December 11, 2008.

Code of Ethics

The Trust and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act and the Advisor has adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes.

Proxy Voting Policies

The Board of Trustees has delegated the responsibility to vote proxies to the Advisor, subject to the Board’s oversight. The Advisor’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. The Trust’s voting records relating to portfolio securities for the 12 month period ended June 30, 2008, may be obtained upon request and without charge by calling 1-800-355-7307 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2009, the Advisor held discretion over shares of the Funds as follows:

The Tocqueville Fund	19.78%
The Tocqueville Small Cap Fund	39.85%
The Tocqueville International Value Fund	71.97%
The Tocqueville Gold Fund	4.70%

As of January 31, 2009, the Trustees and officers as a group owned beneficially 2.16% of the Tocqueville Fund’s outstanding shares, 5.06% of the Tocqueville Small Cap Fund’s outstanding shares, 1.19% of the International Fund’s outstanding shares and 0.18% of the Gold Fund’s outstanding shares.

As of January 31, 2009, the following shareholders owned of record or beneficially 5% or more of each Fund’s shares:

Name and Address	Percentage of Fund	Nature of Ownership

The Tocqueville Fund

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	20.13%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	38.50%	Record

National Financial Services 82 Devonshire St. Boston, MA 02109-3605	9.24%	Record

The Tocqueville Small Cap Fund

Tocqueville Asset Management 40 W. 57th St. 19th Floor New York, NY 10019-4001	6.80%	Record

J.P. Morgan Securities, Inc. 500 Stanton Christiana Rd. Newark, DE 19713-2105	8.21%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	59.72%	Record

The Tocqueville International Value Fund

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	5.64%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	83.76%	Record

The Tocqueville Gold Fund

National Financial Services 82 Devonshire St. Boston, MA 02109-3605	17.09%	Record

Name and Address	Percentage of Fund	Nature of Ownership

Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4151	35.59%	Record

Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399-00001	15.56%	Record

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisory Agreements

Tocqueville Asset Management L.P., 40 West 57th Street, 19th Floor, New York, New York 10019, acts as the investment advisor to each Fund under a separate investment advisory agreement (the “Agreement” or “Agreements”). Each Agreement provides that the Advisor identify and analyze possible investments for each Fund, determine the amount and timing of such investments, and the form of investment. The Advisor has the responsibility of monitoring and reviewing each Fund’s portfolio, and, on a regular basis, to recommend the ultimate disposition of such investments. It is the Advisor’s responsibility to cause the purchase and sale of securities in each Fund’s portfolio, subject at all times to the policies set forth by the Trust’s Board of Trustees. In addition, the Advisor also provides certain administrative and managerial services to the Funds. The Advisor is an affiliate of Tocqueville Securities, L.P., the Funds’ distributor.

Under the terms of the Agreements, each Fund pays all of its expenses (other than those expenses specifically assumed by the Advisor and the Fund’s distributor) including the costs incurred in connection with the maintenance of its registration under the 1933 Act, as amended, and the 1940 Act, printing of prospectuses distributed to shareholders, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agents, expenses of outside counsel and independent registered public accounting firm, preparation of shareholder reports, and expenses of Trustee and shareholder meetings. Each Agreement may be terminated without penalty on 60 days’ written notice by a vote of the majority of the Trust’s Board of Trustees or by the Advisor, or by holders of a majority of each Fund’s outstanding shares.

The Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or the Advisor, most recently approved the Agreements for the Funds for an additional one-year period on September 18, 2008. The Agreements may be continued in force from year to year, provided that such Agreements are approved by a majority vote of the Trust’s outstanding voting securities or by the Board of Trustees, and by a majority of the Trustees who are not parties to the Agreements or interested persons of any such party, by votes cast in person at a meeting specifically called for such purpose.

In determining whether to approve the continuance of the Agreements, the Board considered information about the Advisor, the performance of the Funds and certain additional factors that the Board deemed relevant. A discussion regarding the basis of the Board of Trustees’ approval of the Agreements is available in the Funds’ annual report to shareholders for the fiscal year ended October 31, 2008.

Advisory Fees

For the performance of its services under the Agreements, the Advisor receives a fee from each Fund, calculated daily and payable monthly, at an annual rate of: (1) for the Tocqueville Fund, 0.75% on the first $1 billion of the average daily net assets of the Tocqueville Fund, and 0.65% of the average daily net assets in excess of $1 billion; (2) for the Small Cap Fund, 0.75% on the first $500 million of the average daily net assets of the Small Cap Fund, and

0.65% of the average daily net assets in excess of $500 million; (3) for the International Value Fund, 1.00% on the first $1 billion of the average daily net assets of the International Value Fund, and 0.75% of the average daily net assets in excess of $1 billion; and (4) for the Gold Fund, 1.00% on the first $500 million of the average daily net assets of the Gold Fund, 0.75% of the average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.65% of the average daily net assets in excess of $1 billion. Each fee is accrued daily for the purposes of determining the offering and redemption price of such Fund’s shares. In addition, with respect to The Tocqueville Fund, effective October 31, 2008, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses in order to ensure that The Tocqueville Fund’s total annual operating expenses do not exceed 1.25% of its average daily net assets. This Expense Limitation Agreement will remain in effect until October 31, 2009.

The following table indicates the amounts that the Funds paid to the Advisor under the Agreements for the last three fiscal years.

Fund Name	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2008

The Tocqueville Fund	Advisory Fee: $1,751,251 Fee Waived: $0	Advisory Fee: $3,512,324 Fee Waived: $34,531	Advisory Fee: $3,829,689 Fee Waived: $228,710

The Tocqueville Small Cap Fund	Advisory Fee: $426,858 Fee Waived: $0	Advisory Fee: $383,670 Fee Waived: $0	Advisory Fee: $303,819 Fee Waived: $0

The Tocqueville International Value Fund	Advisory Fee: $2,440,572 Fee Waived: $0	Advisory Fee: $2,266,427 Fee Waived: $0	Advisory Fee: $1,774,073 Fee Waived: $0

The Tocqueville Gold Fund	Advisory Fee: $7,004,727 Fee Waived: $0	Advisory Fee: $8,586,928 Fee Waived: $0	Advisory Fee: $8,512,174 Fee Waived: $0

Portfolio Managers

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds (“Portfolio Managers”). All asset information is as of October 31, 2008.

Management of Other Accounts. The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Francois Sicart	—	—	—	—	—	—
	—	—	—	—	—	—
Robert W. Kleinschmidt	—	1	61	—	—	—
	—	$115,742,304	$1,105,759,669	—	—	—
James E. Hunt	—	2	55	—	2	—
	—	$21,960,358	$153,943,040	—	$21,960,358	—
P. Drew Rankin	1	1	532	—	—	—
	$84,537,626	$21,189,683	$518,563,115	—	—	—
Doug Adams	1	1	524	—	—	—
	$84,537,626	$21,189,683	$472,196,948	—	—	—
Allen Huang	1	1	524	—	—	—
	$84,537,626	$21,189,683	$472,196,948	—	—	—
John Hathaway	—	5	11	—	4	—
	—	$103,794,602	$92,942,628	—	$102,726,371	—

Compensation. As of October 31, 2008, each Portfolio Manager receives compensation in connection with his management of the Fund for which he acts as portfolio manager and other accounts identified above which includes the following components: (1) base salary, (2) incentive fee (with respect to certain Portfolio Managers), and (3) a discretionary annual bonus.

Base Salary. Each Portfolio Manager receives an annual base salary. The base salary is comprised of a variable portion and a fixed fee. The variable portion of the base salary is calculated and paid on a monthly basis. It is calculated using the amount of investment advisory fees collected by the Advisor each month, in arrears, with such amount derived from the value of the portfolio assets of accounts, for which the Portfolio Manager is the primary portfolio manager, including the Fund. All Portfolio Managers are eligible for the variable portion, except for Mr. Sicart. The fixed fee portion of each Portfolio Manager’s compensation is tied to his respective role with the Advisor and the Advisor’s General Partner, Tocqueville Management Corporation (“TMC”). Mr. Sicart, Mr. Kleinschmidt, Mr. Hunt, Mr. Rankin and Mr. Hathaway each receive a fixed fee for their role as a director of TMC and, in addition, Messrs. Kleinschmidt and Sicart receive a fixed fee for managing the Advisor.

Incentive Fee. For some accounts managed by Messrs. Hathaway and Hunt, a portion of the fees paid to the Advisor may be linked to performance, For these particular accounts, the Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. These Portfolio Managers are then paid a percentage of all these incentive fees and the Advisor retains the balance. The Funds are not among the accounts included in the incentive fee arrangement and, consequently, the Funds’ performance does not impact Mr. Hathaway’s or Mr. Hunt’s receipt of an incentive fee.

Bonus. Each Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base salary. The level of the discretionary bonus is determined by the Advisor based upon a number of factors, including the Advisor’s profitability, the expansion of the client account base, the market environment for the respective period, the portion of Advisor revenue that was generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Advisor’s group of investment managers.

Potential Conflicts of Interest. As reflected above, the Portfolio Managers may manage other accounts in addition to the Funds. A Portfolio Manager’s management of these other accounts may give rise to potential conflicts of interest. The Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers’ compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation. As reflected above, each Portfolio Manager’s base salary is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since their base salary is directly tied to the percentage of the advisory fee charged to the accounts, including the Funds, the Portfolio Managers may have an incentive to favor accounts where the Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets. In particular, for Messrs. Hathaway and Hunt, their compensation includes an incentive fee for certain accounts they manage whereas they do not receive an incentive fee in connection with their management of the Funds. Compensation depends on the performance of these other accounts. As a result, since the incentive fee is directly tied to the performance of these other accounts, these Portfolio Managers may have an incentive to favor these accounts to the disadvantage of the Funds they manage.

In addition, as described above, the level of the discretionary annual bonus is determined, in part, based upon the Advisor’s profitability. Such profits are generally derived from the fees the Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Funds have the potential to generate more profits for the Advisor than the Funds, the Portfolio Managers may have an incentive to favor such other accounts.

Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Ownership of Fund Securities. The following reflects the level of investment by each Portfolio Manager in the Fund that they manage.

Dollar Value of Shares Owned Beneficially as of October 31, 2008
Manager	Fund	None	$1-10K	$10,001 – 50K	$50,001 – 100K	$100,001 – 500K	$500,001 – 1M	Above $1M

Francois Sicart	Tocqueville International Value Fund							X

Robert W. Kleinschmidt	Tocqueville Fund							X

James E. Hunt	Tocqueville International Value Fund					X

P. Drew Rankin	Tocqueville Small Cap Fund						X

Doug Adams	Tocqueville Small Cap Fund				X

Allen Huang	Tocqueville Small Cap Fund				X

John Hathaway	Tocqueville Gold Fund							X

Distribution Agreement

Tocqueville Securities, L.P. (the “Distributor”), 40 West 57th, 19th Floor, New York, New York 10019, serves as the Fund’s distributor and principal underwriter pursuant to the amended Distribution Agreement dated September 30, 2003. The Distributor is an affiliate of the Advisor. The Fund has appointed the Distributor to act as its underwriter to promote and arrange for the sale of shares of beneficial interest of the Fund to the public through its sales representatives and to investment dealers as long as it has unissued and/or treasury shares available for sale. The Distributor shall bear the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information required by applicable laws and regulations to be distributed to the shareholders by the Fund and pursuant to any Rule 12b-1 distribution plan), and any other promotional or sales literature which are used by the Distributor or furnished by the Distributor to purchasers or dealers in connection with the Distributor’s activities. While the Distributor is not obligated to sell any specific amount of the Trust’s shares, the Distributor has agreed to devote reasonable time and effort to enlist investment dealers and otherwise promote the sale and distribution of Fund shares as well as act as Distributor for the sale and distribution of the shares of the Fund as such arrangements may profitably be made.

The continuance of the Distribution Agreement, as amended, was most recently approved by the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust or the Distributor and who have no direct or indirect interest in the operation of the Distribution and Service Plans or in any related agreements at a meeting held on September 18, 2008. The Distribution Agreement will automatically terminate in the event of its assignment.

As further described under “Investment Advisory and Other Services — Distribution and Service Plans,” the Distributor may receive payments pursuant to the Funds’ Rule 12b-1 plans.

Distribution and Service Plans

Each Fund has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (each a “Plan”). The Plans provide that a Fund pays Rule 12b-1 distribution and service fees of .25% per annum of such Fund’s average daily net assets. The Plans compensate the Distributor regardless of expenses actually incurred by the Distributor. The Plans are intended to benefit the Funds, among other things by supporting the Funds’ distribution, which will increase their assets and reduce their expense ratios. The Independent Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund, and their respective shareholders.

Each Plan provides that a Fund may finance activities which are primarily intended to result in the sale of each Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents including the Distributor who enter into agreements with each Fund or the Distributor.

The following table provides the total fees paid by each Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended October 31, 2008:

	Tocqueville Fund	Small Cap Fund	International Fund	Gold Fund
Total fees paid by each Fund under the Plans:	$1,276,563	$101,273	$443,518	$2,446,256

Breakdown of payments made pursuant to the Plans for certain types of activities:
Advertising:	$21,485	$1,698	$7,706	$43,698
Printing and mailing of prospectuses to other than current shareholders:	$11,090	$882	$3,969	$22,674
Compensation to underwriters:	$225,867	$51,165	$286,242	$—
Compensation to broker-dealers:	$1,011,791	$47,090	$143,355	$2,745,780
Compensation to sales personnel:	$—	$—	$—	$—
Interest, carrying or other financing charges:	$—	$—	$—	$—
Other:	$6,330	$438	$2,246	$13,564

The excess of such payments over the total payments the Distributor received from the Gold Fund under its respective Plan represents distribution and servicing expenses funded by the Distributor or its affiliates from their own resources.

In approving the Plans in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Trustees (including the disinterested Trustees) considered various factors and have determined that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. Each Plan will continue in effect from year to year if specifically approved annually by the vote of a majority of the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements relating to the Plans. The continuance of the Plans was most recently approved on September 18, 2008 by the Board of Trustees. While the Plans remain in effect, the Trust’s Principal Financial Officer shall prepare and furnish to the Board of Trustees a written report setting forth the amounts spent by each Fund under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and all material amendments to the Plans must be approved by the Board of Trustees and by the disinterested Trustees cast in person at a meeting called specifically for that purpose. While the Plans are in effect, the selection and nomination of the disinterested Trustees shall be made by those disinterested Trustees then in office.

Administrative Services Agreement

The Advisor supervises administration of the Funds pursuant to an Administrative Services Agreement with each Fund. Under the Administrative Services Agreement, the Advisor supervises the administration of all aspects of each Fund’s operations, including each Fund’s receipt of services for which the Fund is obligated to pay, provides the Funds with general office facilities and provides, at each Fund’s expense, the services of persons necessary to perform such supervisory, administrative and clerical functions as are needed to effectively operate the Funds. Those persons, as well as certain officers and Trustees of the Funds, may be directors, officers or employees of (and persons providing services to the Funds may include) the Advisor and its affiliates. For these services and facilities, the Advisor receives a fee computed and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund.

The following table indicates the amounts paid to the Advisor under the Administrative Services Agreement for the last three fiscal years:

Fund Name	Fiscal Year Ended October 31, 2006	Fiscal Year Ended October 31, 2007	Fiscal Year Ended October 31, 2008
The Tocqueville Fund	$350,250	$702,466	$765,938

The Tocqueville Small Cap Fund	$85,372	$76,734	$60,764

The Tocqueville International Value Fund	$366,086	$339,964	$266,111

The Tocqueville Gold Fund	$1,151,001	$1,472,141	$1,467,754

Sub-Administration Agreement

The Advisor has entered into a Sub-Administration Agreement (the “Sub-Administration Agreement”) with U.S. Bancorp Fund Services, LLC (the “Sub-Administrator”), which is located at 615 East Michigan Street, 2nd Floor, Milwaukee, Wisconsin 53202. Under the Sub-Administration Agreement, the Sub-Administrator assists in supervising all aspects of the Trust’s operations except those performed by the Advisor under its advisory agreements with the Trust. The Sub-Administrator acts as a liaison among all Fund service providers; coordinates Trustee communication through various means; assists in the audit process; monitors compliance with the 1940 Act, state “Blue Sky” authorities, the SEC and the Internal Revenue Service; and

prepares financial reports. For the services it provides, the Advisor pays the Sub-Administrator a fee based on the combined assets of all Funds in the Trust. The fee payable to the Sub-Administrator by the Advisor is calculated daily and payable monthly, at an annual rate of: (i) 0.05% on the first $400 million of the average daily net assets; (ii) 0.03% on the next $600 million of the average daily net assets; and (iii) 0.02% of the average daily net assets in excess of $1 billion, subject to a minimum annual fee for all Funds in the Trust of $240,000. Other extraordinary services are billed separately. The Sub-Administrator also serves as the Funds’ transfer agent and dividend paying agent and provides the Funds with certain fulfillment, accounting and other services pursuant to agreements.

Custody Agreement

The Trust, on behalf of the Funds, has entered into an Amended and Restated Custody Agreement with U.S. Bank, N.A., a national banking association (the “Custodian”), which is located at 1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212. Under the Amended and Restated Custody Agreement, the Custodian shall open and maintain in its trust department a custody account in the name of the Tocqueville Funds coupled with the name of the Fund, subject only to draft or order of the Custodian, in which the Custodian shall enter and carry all Securities, cash and other assets of such Fund which are delivered to it.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for each Fund are made by the Advisor. The Advisor is authorized to allocate the orders placed by it on behalf of a Fund to such unaffiliated brokers who also provide research or statistical material, or other services to the Fund or the Advisor for the Fund’s use. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Trustees indicating the unaffiliated brokers to whom such allocations have been made and the basis therefor. The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” Although the Advisor believes that it properly discharges its obligations to achieve best execution for the Trust, it does not represent to the Funds that it will necessarily obtain the lowest possible commission charge on every trade. At times, a Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers. As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

In selecting a broker to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Funds on a continuing basis. Accordingly, the cost of the brokerage commissions to a Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay an unaffiliated broker that provides research services to the Advisor for each Fund’s use of an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting the transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Advisor’s ongoing responsibilities with respect to the Funds. Neither the Funds nor the Advisor has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Advisor for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Advisor and, therefore, may have the effect of reducing the expenses of the Advisor in rendering advice to the Funds. While it is difficult to place an actual dollar value on such investment information, its receipt by the Advisor probably does not reduce the overall expenses of the Advisor to any material extent. The practice of using commission dollars to pay for research services with execution services is commonly referred to as “soft dollars”.

This type of investment information provided to the Advisor is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Advisor’s own internal research and investment strategy capabilities. The nature of research services provided takes several forms including the following: advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and computerized valuation screens. The Advisor’s policy is to make an internal allocation of brokerage commissions to a limited number of brokers for economic research and for valuation models and screens. Another internal allocation is made to a limited number of brokers providing broad-based coverage of industries and companies, and also to brokers which provide specialized information on individual companies. Research services furnished by brokers through which the Funds effect securities transactions are used by the Advisor in carrying out its investment management responsibilities with respect to all its clients’ accounts.

The following table indicates the amount of total brokerage commission on portfolio transactions paid by the Funds for the last three fiscal years:

Brokerage Commissions Paid by the Funds

for the Years Ended October 31,

Fund Name	2008	2007	2006

The Tocqueville Fund	$971,726	$708,421	$573,831

The Tocqueville Small Cap Fund	$466,569	$330,204	$227,150

The Tocqueville International Value Fund	$456,435	$544,135	$480,687

The Tocqueville Gold Fund	$1,802,588	$2,003,772	$1,102,489

The following table indicates the aggregate dollar amount of brokerage commissions paid by the Funds to the Distributor for the last three fiscal years:

Brokerage Commissions Paid to the Distributor

for the Years Ended October 31,

Fund Name	2008	2007	2006

The Tocqueville Fund	$471,877	$266,879	$182,782

The Tocqueville Small Cap Fund	$112,215	$171,356	$130,296

The Tocqueville International Value Fund	$97,062	$80,016	$49,553

The Tocqueville Gold Fund	$529,458	$571,625	$316,502

For the fiscal year ended October 31, 2008, the percentage of each Fund’s brokerage commissions paid, to the Distributor, and the aggregate dollar amount of transactions involving the payment of such commissions were as follows:

The Tocqueville Fund
% of Total Brokerage Commissions paid to the Distributor	48.56%
% of Total Transactions involving the Payment of such Commissions	58.60 ($304,598,412	% )
The Small Cap Fund
% of Total Brokerage Commissions paid to the Distributor	24.05%
% of Total Transactions involving the Payment of such Commissions	33.97 ($46,477,560	% )
The International Fund
% of Total Brokerage Commissions paid to the Distributor	21.27%
% of Total Transactions involving the Payment of such Commissions	35.68 ($73,025,191	% )
The Gold Fund
% of Total Brokerage Commissions paid to the Distributor	29.37%
% of Total Transactions involving the Payment of such Commissions	32.16 ($154,281,425	% )

Allocation of Investments

The Advisor has other advisory clients which include individuals, trusts, pension and profit sharing funds, some of which have similar investment objectives to the Funds. As such, there will be times when the Advisor may recommend purchases and/or sales of the same portfolio securities for each Fund and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Funds and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. Simultaneous transactions may have an adverse effect upon the price or volume of a security purchased by each Fund.

CAPITAL STOCK AND OTHER SECURITIES

Organization And Description Of Shares Of the Trust

The Trust was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Trust’s Declaration of Trust filed September 17, 1986, permits the Trustees to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share in the Trust in an unlimited number of series of shares. The Trust consists of four series: The Tocqueville Fund; The Tocqueville Small Cap Fund; The Tocqueville International Value Fund; and The Tocqueville Gold Fund. On August 19, 1991, the Declaration of Trust was amended to change the name of the Trust to “The Tocqueville Trust,” and on August 4, 1995, the Declaration of Trust was amended to permit the division of a series into classes of shares. Each share of beneficial interest has one vote and shares equally in dividends and distributions when and if declared by a Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board of Trustees may classify or reclassify any unissued shares of the Trust into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. Shareholders of each series as created will vote as a series to change, among other things, a fundamental policy of each Fund and to approve the Fund’s Investment Advisory Agreement and Plan.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Computation Of Net Asset Value

Each Fund will determine the net asset value of its shares once daily as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day that the Exchange is open for business. The net asset value is determined by dividing the market value of a Fund’s investments as of the close of trading plus any cash or other assets (including dividends receivable and accrued interest) less all liabilities (including accrued expenses) by the number of the Fund’s shares outstanding. Securities traded on the New York Stock Exchange or the American Stock Exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Fund securities that are traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”) or, in the event the NOCP is not available, at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Securities sold short “against the box” will be valued at market as determined above; however, in instances where a Fund has sold securities short against a long position in the issuer’s convertible securities, for the purpose of valuation, the securities in the short position will be valued at the “asked” price rather than the mean of the last “bid” and “asked” prices. Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations. Where there are no readily available quotations for securities they are valued in accordance with procedures established by the Board of Trustees.

Purchase And Redemption Of Shares

A complete description of the manner by which a Fund’s shares may be purchased and redeemed appears in the Prospectus under the headings “Purchase of Shares” and “Redemption of Shares” respectively.

Investors may, if they wish, invest in the Funds through securities dealers with which they have accounts. Securities dealers may also designate their agents and affiliates as intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when the securities dealer or its designated agent or affiliate receives the order. Orders will be priced at a Fund’s net asset value next computed after the orders are received by the securities dealers or their designated agent or affiliate, subject to certain procedures with which the dealers or their agents must comply when submitting orders to the Fund’s transfer agent.

TAX MATTERS

The following is a summary of certain additional federal income tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. This summary is not intended to be a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its investment company taxable income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year, and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances in January of the subsequent year, will be considered distributions of income and gains of the taxable year for this purpose.

Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of any one issuer and does not hold more than 10% of the outstanding voting securities of any one issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the underlying security not the issuer of the option.

In addition to satisfying the requirements described above, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

In general, gain or loss recognized by a Fund on the disposition of an asset or as a result of certain constructive sales will be a capital gain or loss. However, there are numerous exceptions to the rule, pursuant to which gain on the disposition of an asset is treated as ordinary income. For example, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto attributable to changes in foreign currency exchange rates, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to certain transactions where substantially all of the return realized is attributable to the time value of a Fund’s net investment in the transaction.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

Certain transactions that may be engaged in by the Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 contracts.” Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 contracts.

A Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the

PFIC as a qualifying electing fund (a “QEF”), in which case it will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund may make a mark-to-market election with respect to its PFIC stock. Pursuant to such an election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over its adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of such stock at the end of a given taxable year, such excess will be deductible as ordinary loss in the amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the following taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon a sale or other disposition of its interest in the PFIC or any “excess distribution” (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate, as the case may be) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. To the extent distributions from a Fund are attributable to dividends received from U.S. corporations and certain foreign corporations, such designated distributions will be taxable to shareholders as dividend income under current federal law and will qualify for the 15% maximum federal tax rate currently applicable to dividends received by individuals if certain holding periods are met. Distributions from the International Fund and, to some extent, the other Funds may not qualify for the 15% dividend tax rate.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund’s disposition of domestic “small business” stock will be subject to tax.

Conversely, if a Fund decides to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate although in such a case it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder will be required to report his or her pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by the International Fund generally should not qualify for the 70% dividends-received deduction for corporate shareholders. Dividends paid by the Tocqueville Fund and the Small Cap Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. Generally, a dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of the Code any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent that the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. The 46-day holding period must be satisfied during the 90-day period beginning 45 days prior to each applicable ex-dividend date; the 91-day holding period must be satisfied during the 180-day period beginning 90 days before each applicable ex-dividend date. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if certain provisions of the Code apply.

A corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in alternative minimum taxable income.

Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested in various countries is not known. Some of a Fund’s investment income may be subject to foreign income taxes that are withheld at the source. Unless a Fund qualifies for and makes a special election, foreign taxes reduce net investment income of the Fund and are borne at the Fund level rather than passed through to shareholders under the applicable tax laws. If a Fund, such as the Tocqueville International Fund, qualifies and meets certain legal requirements, it may pass-through these foreign taxes to shareholders. Shareholders may then claim a foreign tax credit or a foreign tax deduction for their share of foreign taxes paid. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

Distributions by a Fund that do not constitute dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding, currently at a rate of 28%, of dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.”

Sale or Redemption of Shares

A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Long-term capital gain recognized by an individual shareholder will be taxed at a maximum rate of 15% (5% if an individual shareholder is, and would be after accounting for such gain, eligible for the 10% or 15% tax bracket for ordinary income) if the holder has held such shares for more than 12 months at the time of the sale. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund’s election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder’s pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of a foreign shareholder other than a corporation, a Fund may be required to withhold U.S. federal income tax at a backup withholding rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation; State and Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

Rules of state and local taxation of ordinary income distributions and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

UNDERWRITERS

The Funds sell and redeem their shares on a continuing basis at their net asset value. They do not impose a charge for either purchases or redemptions, except for a redemption fee imposed on shares held for 120 days or less. The Distributor does not receive an underwriting commission for any of the Funds. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Funds’ shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the “Act”), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Advisor, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Trust’s Board of Trustees will consider appropriate modifications to the Trust’s operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution will result in loss to shareholders or change in a Fund’s net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

FINANCIAL STATEMENTS

The audited financial statements for each Fund for the fiscal year ended October 31, 2008, and the report thereon of Grant Thornton LLP, are incorporated by reference from the Trust’s annual report. The annual report is available upon request and without charge.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, is counsel for the Trust. Grant Thornton LLP, 175 West Jackson Boulevard, 20th Floor, Chicago, IL 60604, has been appointed independent registered public accounting firm for the Trust. Grant Thornton LLP, audits the Funds’ Annual Financial Statements and provides other related services.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Tocqueville Trust c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, Attention: [name of Fund], or may be made by calling 1-800-697-3863.

Appendix A

TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING PROCEDURES

The Tocqueville View

The foundation of the Tocqueville investment management services and activities is the principles of trust and fiduciary responsibility set forth in both common and statutory law as well as regulatory promulgations. Exercising investment decisions in the exclusive best interest of its clients has been the sole objective and continuing practice of the firm. Thus the extension of those mandates to include the exercise of proxy voting as a value producing or protecting activity of a fiduciary is neither a surprise nor a hardship to the Tocqueville investment programs.

The authority to vote proxies for the clients is established by the Tocqueville advisory contract and, generally, all proxies are voted identically for all clients. In very limited circumstances where a material conflict of interest is identified, Tocqueville may accept direction from a client as to how to vote the shares pertaining to that client’s interest. There may also be unusual circumstances when Tocqueville does not vote a proxy due to the extensive procedural requirements (i.e. share blocking) that restrict the investment powers or cost (i.e. personal representation) of voting in a foreign country, undue delays in receiving proxy materials or a lack of sufficient information on which to render an analysis and formulate a vote recommendation

In light of the regulatory and reporting mandates pertaining to proxy voting, Tocqueville revised and expanded the written Proxy Voting Procedures and Policy Guidelines in 2005 and made them readily available, upon request, to its advisory clients as well as to the shareholders of Tocqueville Funds. Likewise the proxy voting record pertinent to an individual client is available at their request and the voting record for the Tocqueville Funds is published in Form P-NX and available to anyone upon request. In addition to SEC requirements governing registered advisers, Tocqueville proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set forth in DOL Interpretive Bulletin 94-2.

Proxy Voting Procedures

Committee on Corporate Governance & Responsibility

Established in 2004, the Committee on Corporate Governance & Responsibility is responsible for developing proxy voting guidelines for Tocqueville to be considered in voting on proposals submitted by corporate managements and shareholders. The Committee meets annually to review existing voting guidelines and as necessary to adopt voting guidelines for those issues identified as new. Thus the Guidelines may be updated from time to time as warranted by the Committee. Should an issue for which there is no established guideline be presented for a proxy vote, Tocqueville may abstain on the issue until the Committee has formulated a guideline. Because the issues presented in the proxy process are so varied and often complex, the Committee adopts guidelines rather than rules and does not attempt to have a guideline for every issue.

Consistent with and in furtherance of the fiduciary responsibility of an investment adviser to enhance and preserve the investments of its clients, the Committee’s primary focus is to consider the economic impact of proposals. Within that context, the Committee also seeks to promote basic principles of corporate governance:

•	independence and accountability of the board of directors;

•	equal treatment of all shareholders;

•	opportunity for shareholders to vote on issues which have a material financial impact on the corporation; and,

•	executive compensation that reflects corporate performance

The Committee has also established voting policy guidelines to address social and political issues that are often presented by shareholder proposals. While supportive of corporations being “good corporate citizens” throughout the world, the primary concern of the Committee is the fiduciary responsibility of Tocqueville to preserve and maximize the client’s long-term economic value. In the event the Committee determines that the adoption of a proposal would have a negative economic impact on the corporation, the financial impact will determine the vote recommendation resulting in instances where the vote is not in strict adherence to the guideline.

In formulating a voting policy guideline the Committee will primarily research the topic internally through information extracted from corporate governance studies, security analysts’ reports, educational articles, analysis of management and shareholder proposals by independent research consultants as well as seminars pertaining to the subject matter.

Membership of the Committee shall be the President, the Chief Compliance Officer and, upon request, the Senior Portfolio Managers of Tocqueville.

Electronic Voting

To assist in the physical act of voting proxies; to ensure the timely receipt of all proxy statements, solicitations and voting cards pertaining to a particular security; to provide an affirmation that all client accounts are being voted; and to enhance the accuracy and ensure the uniformity of proxy voting record keeping, Tocqueville contracts the proxy voting services of RiskMetrics Group (“RMG”), the parent company of Institutional Shareholder Services (“ISS”). As a result, Tocqueville has authorized and delegated the mechanics of voting to a professional voting agent thus further reducing the possibility of error and confusion. Most clients for which Tocqueville has proxy voting authority, whether institutional or individual, and its equity holdings are registered into the RMG voting system to facilitate electronic voting. This is designed to result in the preparation and voting of a single proxy card reflecting the total of all shares owned by Tocqueville clients. It also provides the data foundation to create a record of the proxy votes cast for each client in conformance with SEC Rule 275.204-2(c)(2)(iii). In addition it provides the data foundation for the preparation of any proxy voting reports required for Form P-NX and requested by certain institutional clients, Fund shareholders, governmental agencies or interested persons.

Staff Responsibilities and Procedures

•	Proxy voting responsibility is delegated to the chief compliance officer and the Tocqueville operations administrative staff.

Receipt & Reconciliation

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Any materials pertaining to the proxy voting process and the annual meeting, including but not limited to the annual report, the proxy statement, the proxy voting card and any proxy solicitation material, of any corporate security owned by a Tocqueville client, received by Tocqueville is directed to RMG.

•	An operations assistant monitors the RMG system for the meeting date, the record date and the voting timeframe.

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Operations staff provides RMG with Tocqueville Funds and Tocqueville client portfolio database a list of all holdings in all securities on at least a weekly data feed, and ideally, a daily data feed. Using this data, RMG reconciles the Tocqueville holdings list of total shares held with the total cited on the proxy ballot.

•	Any discrepancy will be resolved with an operations assistant prior to further processing of the ballot.

Issue Review & Vote Recommendation

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The chief compliance officer monitors news article, analysts’ reports, business journals and conference calls for information pertaining to portfolio corporations and maintains a record of any reporting deemed of significance to Tocqueville in its proxy voting process.

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Underlying the proxy voting policies of Tocqueville is the fundamental principle that the financial performance of the corporation and its impact on shareholder value is the primary consideration in voting in the best interest of the client. From time to time this will require financial analysis of the company (ies) involved. In such circumstance, ISS will issue an alert to Tocqueville and the proxy materials will be made available to a specific portfolio manager with a request that such an analysis be undertaken. The ultimate vote cast will represent the analysis’ conclusion that value to our clients is best achieved if management pursues a particular course of action.

•	After review and analysis of the proposals or resolutions to be voted on, RMG votes the ballot(s) in accordance with the Tocqueville Proxy Voting Policy Guidelines.

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Voting ERISA client proxies is a fiduciary act of plan asset management to be performed by the investment adviser (Tocqueville), unless the voting right has been retained by the named fiduciary of the plan. No ERISA client of Tocqueville has retained proxy voting rights. Further, pursuant to the investment advisory agreement with individual clients, Tocqueville has been granted sole authority to vote all proxies with respect to the securities in the account. The client may withdraw this authority at any time as well as, under certain limited circumstances, instruct Tocqueville as to the direction of the proxy vote in any individual case.

In the event the issue presented in a resolution is not yet the subject of the Proxy Voting Policy Guidelines or presents a unique perspective in contradiction of the Guidelines, ISS will alert Tocqueville to this fact. The chief compliance officer, in his discretion, may cast an abstain vote or bring the issue with a proposed guideline or voting recommendation to the attention of the President for further review and consideration. The President may either establish a guideline to address the issue presented, vote that particular issue without establishing a guideline, or direct an abstain vote. If a guideline is not established, the basis for the vote on the issue shall be noted in the proxy voting records.

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In the event that authority to vote the proxies for a client has not been delegated to Tocqueville or, as authorized by the advisory contract, a client has instructed Tocqueville how to vote the client proxy in an individual case, these voting instruction exceptions will be reported to RMG. Without such a notation, the proxy shall be voted the same for all clients.

Casting & Confirmation of the Vote

•	The proxy voting ballot(s) is cast via RMG electronic voting system. In addition, a confirmation of this vote is included in the proxy information database at RMG.

•	Any ballots received in hardcopy form are faxed to RMG for voting and reporting, and the originals are retained by Operations staff.

All materials pertaining to the proxy vote on any corporate security, including but not limited to the corporate annual report (if provided), the proxy statement, the executed ballot and proxy solicitation materials are maintained electronically in the RMG database in accordance with SEC Rule 275.204-2(e)(1). Any internal memoranda pertaining to a particular vote shall be retained at the Tocqueville offices.

Conflicts of Interest

Although highly unlikely and consciously avoided, there is the potential for a material conflict of interest to arise between Tocqueville and the interest of its clients in the proxy voting process. Should a material conflict of interest arise it shall be resolved in a manner that is in the best interest of the clients.

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Historically the business interests of the Tocqueville have not resulted in a situation where it was pressured to vote in a manner that was not in the best interest of the client owners. Yet it is understood that the value of a business relationship could possibly create a material conflict. In the event that the possibility of such a conflict of interest is identified, the Committee will determine whether to engage in one of the following courses of action.

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Disclose the nature and extent of the conflict to client(s) affected, and seek guidance from the client(s) on how that particular corporate proxy should be voted on their behalf. A notation will be entered in the proxy voting records explaining the conflict and the client directed vote.

•	Disclose the nature and extent of the conflict, advise the clients of the intended vote and await client consent to vote in that manner.

•	Vote in accordance with the pre-determined policy guideline without discretion, thus effectively negating the conflict.

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In the event a Tocqueville client is the proponent of a shareholder proposal or a candidate in a proxy contest that is opposed by the corporate management, the Committee will review and analyze the proposal pursuant to the Guidelines and vote the shares of the other Tocqueville clients as determined to be in their best economic interest. However, the client proponent of the proposal will be permitted to vote the proxy on the shares owned by that client. A notation will be entered in the proxy voting records explaining this situation.

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In the event a Tocqueville officer or employee has a personal or business relationship with participants in a proxy contest, corporate directors or candidates for corporate director being voted on by Tocqueville, that officer or employee will be prohibited from any participation in the voting process for that particular company.

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Ownership by Tocqueville officers or employees of corporate shares is not a conflict of interest resulting in exclusion from the participation in the voting process. However, the personal views of the officer or employee in voting their individual shares shall neither influence nor affect the voting of shares by Tocqueville in accordance with the Proxy Voting Procedures and Policy Guidelines.

Proxies That Will Not Be Voted

Although relatively a rare occurrence, there may be circumstances (especially with international holdings) when the cost of exercising the proxy vote or unique voting restrictions outweigh the beneficial consequence of the resolution being voted on. As a result, Tocqueville generally will not endeavor to vote proxies whenever:

•	The proxy materials are written in language other than English and no translation has been provided

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The proxy voting process of the foreign jurisdiction involved requires personal attendance or the retention of a representative for fee or the appointment of a local power of attorney in order to cast a vote

•	The proxies are subject to share blocking restrictions

•	The underlying security is on loan requiring that it be recalled in order to vote if the holdings are deminimis or the vote relates to a routine matter

Proxy Voting Record Retention & Availability

Records Retained

Consistent with SEC Rule 204-2(c)(2), Tocqueville has identified the following records and materials pertaining to the proxy voting process that have been retained and preserved in accordance with the SEC directive. These may be retained in either hardcopy at Tocqueville or accessed in electronic format from RMG.

•	The Proxy Voting Procedures and Policy Guidelines of Tocqueville

•	For every corporate security in the firm portfolio:

i.	the annual report of the company (if provided)

ii.	the proxy statement (if provided) pertaining to the annual or special meeting at which a vote of shareholders is to be recorded

iii.	the Tocqueville client record date holder list

iv.	any written proxy solicitation materials submitted and received in addition to the corporate proxy statement by either management or the proponent of the proposal or someone seeking to solicit support or votes on behalf of either management or the proponent

v.	any memoranda or notes prepared by Tocqueville that were material to making a decision in the course of exercising a proxy voting for client securities and,

vi.	the RMG proxy ballot summary as marked by the chief compliance officer, when necessary, reflecting a vote “for, against or abstain” on each proposal presented.

In the event of a contested election or proposal, the proxy statement of each proponent shall be retained but only the proxy card actually used to vote shall be made a part of the hardcopy file.

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For client accounts governed by ERISA, a report is generated on a quarterly, semi-annual or annual basis, depending on the preference and instruction of the ERISA client. The client will specify the information desired in such a report that may include the date and type of meeting; the name of the issuer; the issues being voted on; the shares voted; the record date for the meeting; and, the vote cast.

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A record of each client request for the Proxy Voting Procedures and Policy Guidelines or for information pertaining to the proxy voting for that client’s securities. If the request is written or by email, a copy of the request and the Tocqueville written response shall constitute the record. If the request is a verbal communication, a memorandum shall be prepared as the record noting, at a minimum, a) the name of the client, b) the date of the request and, c) the date and extent of the Tocqueville response. The original of any request and a copy of the Tocqueville response will be retained in a separate file of such correspondence. In addition a copy of both the request and the response will be made a part of the client’s individual file within the Tocqueville record-keeping system.

•	In accordance with SEC Rule 30b1-4, for proxies voted by Tocqueville pursuant to the delegation of such authority by registered investment companies, Form N-PX shall be used to annually report the proxy voting record for the most recent twelve-month period ending June 30. A separate Form N-PX shall be filed on behalf of each registered investment company client and shall include the following information:

i.	name of the issuer

ii.	exchange ticker

iii.	CUSIP, if easily available

iv.	shareholder meeting date

v.	brief description of the issue being voted on

vi.	whether the matter was proposed by the issuer or a shareholder

vii.	how the fund cast its vote on the matter, and

viii.	whether the vote was cast for or against management’s recommendation

Availability of Records

•	The Proxy Voting Procedures and Policy Guidelines of Tocqueville are available, upon request, to any client or perspective client of the firm.

•	A record of proxy votes cast on behalf of a client is available, upon request, to that particular client for whose securities the votes were cast.

•	Form N-PX pertaining to any registered investment company for which Tocqueville has been delegated proxy voting responsibility shall be available upon request, within three days of such request.

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A request for the current Policy Guidelines or individual Tocqueville client proxy voting records may be submitted in writing to the address of the Tocqueville offices (40 West 57th Street, 19th fl., New York, NY 10019), by email via the Tocqueville website mailbox (www.tocqueville.com) or verbally to the proxy unit of Tocqueville operations by calling toll-free 1-800-355-7307. All such requests will be routed to the chief compliance officer who shall respond in writing and provide a copy of the materials requested as appropriate.

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On an annual basis, the client accounts that are governed by ERISA will be provided a summary of the current Policy Guidelines and, in accordance with the client’s preference and instruction, on a quarterly, semi-annual or annual basis provided a written report of the proxy votes that were cast on behalf of the client.

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A request for the current Policy Guidelines used by Tocqueville in voting proxies on behalf of any registered investment company and/or a copy of Form N-PX may be submitted by calling toll-free 1-800-355-7307. Tocqueville does not offer Form N-PX via its website; however, it is available on the SEC website at www.sec.gov. In response to requests submitted to Tocqueville, a copy of Form N-PX will be provided within three business days of receipt of the request by first class mail.

•	As a general policy, other than as prescribed by SEC Rule, Tocqueville does not disclose the proxy vote record of any client to third parties or to the public.

Duration of Retention

In conformance with SEC Rule 204-2(e)(1), all proxy voting material and records described in further detail herein will be retained in either hardcopy form in the Tocqueville offices for a period of not less than five (5) years or accessible in electronic format from the proxy voting database of RMG. Annually, operations assistant will extract the hardcopy materials that have been retained at Tocqueville for the prerequisite five (5) year period and discard these materials.

To provide added protection against unintentional destruction or discarding, a record of all proxy votes will be maintained in electronic format on disk and stored at a site away from the Tocqueville offices, in conformance with SEC Rule 204-2(g) that authorizes the safeguarding of records by electronic storage media. Furthermore, a copy of any voting record for 2004 – 2006 is available from the electronic database of ADP ProxyEdge and for 2007 from RMG upon reasonable notice of request.

TOCQUEVILLE ASSET MANAGEMENT

PROXY VOTING POLICY GUIDELINES

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted “guidelines” that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that “request” the board of directors’ consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

In special matters, such as a “hostile” takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Consistent with Sarbanes-Oxley Act of 2002 prohibition of public accounting firms performing auditing work from contemporaneously providing certain non-audit services (financial information systems design; actuarial services; investment advisor or investment banking services), *Does not support the continued appointment of audit firms that for a period of three consecutive years have also engaged in consulting or services unrelated to the audit of the company.

Classified/Staggered Boards *Supports the annual election of all directors. *Does not support the establishment of staggered terms or “classified” boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process.

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management’s track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director’s liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation’s best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board are independent directors (as defined below), *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *As to individual directors, the failure of a director to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) will result in the withholding of support. *Does not support election of directors or who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of persons nominated for director who seek to serve on six or more boards of directors. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company,

(b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

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Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company or not being related to several employees of the company.

•	The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

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Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value; and should not fail or refuse to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the ballots cast during the preceding annual meeting.

The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit. We are in agreement with Institutional Shareholder Services (ISS) that such practices should prompt the withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:

•	Employment contracts having egregious multi-year guarantees of bonuses or grants

•	“Perks” excessively dominating compensation

•	Bonuses unrelated to performance

•	Performance metric or criteria being changed during the performance period

•	Outrageous pension payouts

•	Excessive severance or new hire packages

•	Options backdating

•	Change-in-control payouts without loss of job or significant reduction of job responsibilities

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support any compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include:

a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a “change of control”, but supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone “underwater” (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines. Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by research analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus – poison pills presented for shareholder approval will not be supported.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders’ access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors’ liability.

Size of the Board *Supports the board of directors’ discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals *Does not support proposals seeking to redefine the “business judgment rule” and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company’s need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees. In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent nominating committee of the board.

Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned as a result of significant restatement financial results or other “corrections” that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off subsequent to the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations.

Charitable/Political Contributions *Does not support proposals to have shareholders direct how and to whom the corporation should make charitable, philanthropic and political contributions. *Supports reasonable requests for disclosure of such contributions as an element of the board’s accountability to shareholders, provided it does not entail excessive costs.

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company’s business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and “global warming”. Insurers having begun to factor directors’ actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular.

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman’s duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to separating these offices, *Supports the appointment of an independent lead director. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board’s internal self-evaluation of director performance should determine whether a director continues to be qualified for the board.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? We believe that a minimum of 5% ownership continuously for a two year period is a reasonable threshold for determining substantial long-term ownership. However, until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we do not support a piecemeal approach to resolving this important governance issue. Accordingly, *Does not support proposals seeking to have multiple nominees for each director position being elected. *Does not support proposals seeking to authorize holders of 3% or more of outstanding shares for at least two years to nominate up to two directors whose names would appear in the company proxy statement, for election to the Board.

Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees’ prior professional service.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Support proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation . Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company’s history of accountability to shareholders in its governance structure & past actions.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation’s environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company’s poor environmental record.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation *Does not support proposals seeking to establish limits or caps on executive compensation. *Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support “common sense executive compensation” proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.*Supports the use of “indexed stock options” having an exercise price indexed or linked to a market or industry peer group stock performance index. *Does not support proposals linking executive compensation to corporate social responsibility performance measures. *Supports proposals seeking annual advisory shareholder votes on executive pay practices. Such “say on pay” proposals are patterned after similar practices in the UK, Sweden and Australia where shareholders exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table now mandated by the SEC should provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. *Supports proposals requesting boards to adopt “pay-for-superior performance” compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company’s profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating “off shore”, *does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to “super-majority” thresholds of 75%, we are equally comfortable with shareholder approval by the  2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in an otherwise minority of shareholders dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company.

Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the “qualified compensation” used to establish such benefits to the executive’s annual salary, exclusive of any incentive or bonus pay.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers’ Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

PART C. OTHER INFORMATION

ITEM 23.	Exhibits

(a)(1)	Agreement and Declaration of Trust of the Registrant. (1)

(a)(2)	Amendment to the Agreement and Declaration of Trust of the Registrant dated August 19, 1991. (2)

(a)(3)	Amendment to the Agreement and Declaration of Trust of the Registrant dated August 4, 1995. (1)

(b)	Amended and Restated By-laws of the Registrant. (2)

(c)	Form of certificate for shares of beneficial interest, par value $.01 per share, of the Registrant. (1)

(d)(1)	Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Gold Fund, and Tocqueville Asset Management L.P. (the “Adviser”). (4)

(d)(2)	Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser. (1)

(d)(3)	Amendment to the Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser.(8)

(d)(4)	Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville Small Cap Fund, and the Adviser (formerly, the Tocqueville Small Cap Value Fund). (1)

(d)(5)	Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville International Value Fund, and the Adviser. (1)

(d)(6)	Amendment to the Investment Advisory Agreement between the Registrant, on behalf of The Tocqueville International Value Fund, and the Adviser.(8)

(e)	Distribution Agreement, as amended, between the Registrant and Tocqueville Securities, L.P. (formerly Lepercq, de Neuflize/Tocqueville Securities, L.P.) (3)

(f)	None.

(g)(1)	Amended and Restated Custodian Agreement between the Registrant and U.S. Bank, N.A. (9)

(g)(2)	Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Small Cap Fund. (2)

(g)(3)	Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Small Cap Fund. (2)

(g)(4)	Form of Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville Gold Fund. (1)

(1)	Previously filed in Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A on January 30, 2002, and incorporated by reference herein.
(2)	Previously filed in Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.
(3)	Previously filed in Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.
(4)	Previously filed in Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A on April 15, 1998, and incorporated by reference herein.
(8)	Previously filed in Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A on December 29, 2004, and incorporated by reference herein.
(9)	Previously filed in Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A on February 25, 2005, and incorporated by reference herein.

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(g)(5)	Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant, on behalf of The Tocqueville Gold Fund. (2)

(g)(6)	Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Trust Company) and the Registrant, on behalf of The Tocqueville International Value Fund (formerly Tocqueville Europe Fund). (5)

(g)(7)	Form of Amendment to the Global Custody Tri-Party Agreement between The Chase Manhattan Bank, U.S. Bank, N.A. (formerly Firstar Bank, N.A.) and the Registrant on behalf of The Tocqueville International Value Fund. (2)

(h)(1)	Administration Agreement between the Registrant and the Adviser. (2)

(h)(2)	Fund Sub-Administration Servicing Agreement between the Adviser and U.S. Bancorp Fund Services, LLC. (13)

(h)(3)	Amended and Restated Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (9)

(h)(4)	Amended and Restated Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (10)

(h)(5)	Amended and Restated Prospect Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (9)

(h)(6)	Amended and Restated Fee Schedule for the Custody Agreement, the Fund Accounting Servicing Agreement, and the Transfer Agent Servicing Agreement between U.S. Bancorp Fund Services, LLC and the Registrant is filed herewith.

(h)(7)	Expense Limitation Agreement between the Registrant, on behalf of The Tocqueville Fund, and the Adviser. (11)

(2)	Previously filed in Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.
(3)	Previously filed in Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.
(5)	Previously filed in Post-Effective Amendment No. 16 to the Registrant’s Registration Statement on Form N-1A on February 28, 1997, and incorporated by reference herein.
(6)	Previously filed in Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A on February 28, 2001, and incorporated by reference herein.
(9)	Previously filed in Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A on February 25, 2005, and incorporated by reference herein.
(10)	Previously filed in Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A on February 28, 2006, and incorporated by reference herein.
(11)	Previously filed in Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A on February 28, 2007, and incorporated by reference herein.
(13)	Previously filed in Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A on February 28, 2008, and incorporated by reference herein.

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(i)(1)	Opinions of Spengler, Carlson, Gubar, Brodsky & Frischling and Hale & Dorr. (2)

(i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP is filed herewith.

(j)	Consent of Grant Thornton LLP is filed herewith.

(k)	Annual Report for the fiscal year ended October 31, 2008. (12)

(l)	Certificate re: initial $100,000 capital. (2)

(m)(1)	Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Fund. (2)

(m)(2)	Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Small Cap Fund. (2)

(m)(3)	Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The International Fund. (2)

(m)(4)	Plan for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance of Class A Shares of The Tocqueville Gold Fund. (2)

(m)(5)	Distribution Agreement, as amended, between the Registrant and Tocqueville Securities, L.P. (formerly Lepercq, de Neuflize/Tocqueville Securities, L.P.) (3)

(n)	Multiple Class Plan (in accordance with Rule 18f-3) of The Tocqueville Trust has been rescinded.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant and Tocqueville Securities, L.P. (formerly Lepercq, de Neuflize/Tocqueville Securities, L.P.) . (13)

(p)(2)	Code of Ethics for the Adviser. (13)

(q)(1)	Powers of Attorney for The Tocqueville Trust. (13)

(2)	Previously filed in Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A on February 27, 2003, and incorporated by reference herein.
(3)	Previously filed in Post-Effective Amendment No. 29 to the Registrant’s Registration Statement on Form N-1A on March 1, 2004, and incorporated by reference herein.
(8)	Previously filed in Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A on December 29, 2004, and incorporated by reference herein.
(12)	Previously filed in Registrant’s Annual Report on Form N-CSR filed on January 8, 2009, and incorporated by reference herein.
(13)	Previously filed in Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A on February 28, 2008, and incorporated by reference herein.

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ITEM 24.	Persons Controlled By or Under Common Control with Registrant

None

ITEM 25.	Indemnification

Article VIII of the Registrant’s Agreement and Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or (b) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Covered Persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Covered Person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Covered Person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

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ITEM 26.	Business and Other Connections of Investment Advisor

Name	Business Activity within the past two fiscal years

François D. Sicart Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, New York 10019	Chairman and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P.
Robert Kleinschmidt Tocqueville Management Corp. 40 West 57th Street, 19th Floor New York, New York 10019	President, Chief Investment Officer and Director, Tocqueville Management Corporation, the General Partner of Tocqueville Asset Management L.P.

ITEM 27.	Principal Underwriters

(a) None.

(b) The following information is furnished with respect to the officers and partners of Tocqueville Securities, L.P., the Registrant’s principal underwriter. The business address for all persons listed below is 40 West 57th Street, 19th Floor, New York, New York 10019.

Name and Principal Business Address	Positions and Offices with [Principal] Underwriters	Positions and Offices with Registrant

Tocqueville Management Corp.* 40 West 57th Street, 19th Floor New York, New York 10019	General Partner	None

François D. Sicart	Chairman, CEO and Director	Chairman and Trustee

Robert Kleinschmidt	President	President and Trustee

(c) Not Applicable.

ITEM 28.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 relating to each series of the Trust are held by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, the Trust’s transfer agent.

ITEM 29.	Management Services

Not applicable.

ITEM 30.	Undertakings

Not applicable.

*	François Sicart and Robert Kleinschmidt are directors and officers of Tocqueville Management Corp. and hold the positions listed above in Item 26.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 2nd day of March, 2009.

THE TOCQUEVILLE TRUST

By:	/s/ Robert Kleinschmidt
Robert Kleinschmidt
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed by the following persons in the capacities indicated on the 2nd of March, 2009.

Signatures	Title	Date

/s/ Robert Kleinschmidt	President and Trustee	March 2, 2009
Robert Kleinschmidt

/s/ Steve Tyrrell	Secretary and Treasurer	March 2, 2009
Steve Tyrrell

/s/ Francois D. Sicart	Chairman and Trustee	March 2, 2009
Francois D. Sicart

Charles W. Caulkins*	Trustee
James W. Gerard*	Trustee
Guy A. Main*	Trustee
William F. Indoe*	Trustee
William J. Nolan III*	Trustee	March 2, 2009

/s/ Steve Tyrell		March 2, 2009
Steve Tyrell
Attorney-in-Fact*

*	Executed copies of the Powers of Attorney were filed as Exhibit (q)(1) to Registration Statement No. 33-8746 on February 28, 2008.

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INDEX TO EXHIBITS

Exhibit	Caption

Exhibit (h)(6)	Amended and Restated Fee Schedule for the Custody Agreement, the Fund Accounting Service Agreement and the Transfer Agent Agreement between the Registrant and U.S. Bancorp Fund Services, LLC

Exhibit (i)(2)	Consent of Paul, Hastings, Janofsky & Walker LLP

Exhibit (j)	Consent of Grant Thornton LLP

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